UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHEGG, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2026
To Our Stockholders,
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Chegg, Inc., which will be held virtually via live audio webcast at https://edge.media-server.com/mmc/p/sdui8iii (password: chegg2026) on Friday, June 12, 2026 at 9:00 a.m. Pacific Time. To attend and participate in the Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials (the "Notice"), voting instruction form or proxy card. As always, we encourage you to vote your shares prior to the Annual Meeting.

We have elected to deliver our proxy related materials, including the Notice of 2026 Annual Meeting of Stockholders, proxy statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (collectively, the “proxy materials”), to our stockholders over the Internet in accordance with U.S. Securities and Exchange Commission ("SEC") rules. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. On April 28, 2026, we sent the Notice to our stockholders, which contains instructions on how to access the proxy materials for our Annual Meeting. The Notice also provides instructions on how to vote by telephone or via the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail. The matters to be acted upon are described in the Notice and proxy statement.

We hope that you will be able to join us at our virtual Annual Meeting. Whether or not you plan to attend the meeting, it is important that you cast your vote either by voting at the virtual Annual Meeting or by proxy before the Annual Meeting. Your vote is important.

Sincerely,

Dan Rosensweig President, Chief Executive Officer and Chairman

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Notice of 2026 Annual Meeting

To Our Stockholders:
Meeting Details
DATE
Friday, June 12, 2026
TIME
9:00 a.m. Pacific Time
LOCATION
https://edge.media-server.com/mmc/p/sdui8iii (password: chegg2026)
YOUR VOTE IS VERY IMPORTANT
Each share of our common stock that you own represents one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Equiniti Trust Company, LLC, through their website at https://equiniti.com/us/ast-access/ or by phone at 1-800-937-5449 or 1-718-921-8124. All other beneficial owners should contact their broker, bank, trustee, or other nominee or holder of record (a "Broker") using the instructions on their voting instruction form.

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Chegg, Inc. (“Chegg,” “Company,” “we,” “us” or “our”) will be held on Friday, June 12, 2026, at 9:00 a.m. Pacific Time. Stockholders will be able to listen, vote and submit questions at https://edge.media-server.com/mmc/p/sdui8iii (password: chegg2026) during the meeting. To attend and participate in the Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card.
We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1
To elect two Class I directors named in the proxy statement to serve until the third Annual Meeting of Stockholders following the Annual Meeting and one Class III director named in the proxy statement to serve until the second Annual Meeting of Stockholders following the Annual Meeting, or until their earlier resignation or removal.

2	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025.
3	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
4
To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio ranging between 1-for-4 and 1-for-15 (the “Reverse Stock Split”).

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 14, 2026 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders eligible to vote at the Annual Meeting will be available for review.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Participation in Our Virtual Annual Meeting
The 2026 Annual Meeting will be held entirely online. As described in our proxy materials for the Annual Meeting, you are entitled to participate in our Annual Meeting. To attend or participate in the Annual Meeting at https://edge.media-server.com/mmc/p/sdui8iii (password: chegg2026), you must enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card next to the label “Control Number.”
Online access to the Annual Meeting website is expected to open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device. We encourage you to access the Annual Meeting website in advance of the designated start time.
You may vote during the Annual Meeting by following the instructions available on the Annual Meeting website. If you are the beneficial owner of shares held in street name and you intend to vote your shares during the Annual Meeting, you must obtain a "legal proxy" from your broker, bank, trustee, or other nominee or holder of record (collectively referred to in this proxy statement as your “Broker”) in advance of the meeting.
It is important that you read the proxy materials made available to you, including, as noted above, the Notice of 2026 Annual Meeting of Stockholders, proxy statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and we encourage you to vote your shares of common stock in advance of the Annual Meeting by one of the methods described in the proxy materials.
Whether or not you plan to virtually attend the Annual Meeting, we strongly urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials.
YOUR VOTE IS VERY IMPORTANT. Each share of our common stock that you own represents the right to cast one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, EQ, as indicated in the proxy materials.
By Order of the Board of Directors,

David Longo
Chief Financial Officer and Corporate Secretary
April 28, 2026
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Friday, June 12, 2026, at 9:00 a.m. Pacific Time at https://edge.media-server.com/mmc/p/sdui8iii (password: chegg2026). The proxy statement and annual report to stockholders are available at investor.chegg.com/sec-filings.
Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or via the Internet or request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” of the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials that was mailed to you.

Compensation Program and Philosophy	29

Proxy Summary

Meeting Details

DATE Friday, June 12, 2026	TIME 9:00 a.m. Pacific Time	LOCATION https://edge.media-server.com/mmc/p/sdui8iii (password: chegg2026)

You may vote during the Annual Meeting by following the instructions on the Annual Meeting website.

VOTE VIA INTERNET To vote via the internet, please follow the instructions shown on your Notice or Proxy Card.	VOTE VIA PHONE To vote via phone, please follow the instructions shown on your Notice or Proxy Card.	VOTE VIA MAIL To vote via mail, sign, date and return your proxy card in the envelope provided.

Voting Recommendations

Proposal		Recommendation	Page

1	Election of the following Class I and Class III directors (Proposal No. 1). •Renee Budig (Class III) •Dan Rosensweig (Class I) •Ted Schlein (Class I)	FOR EACH DIRECTOR NOMINEE	20
2	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025 (Proposal No. 2).	FOR	29
3	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3).	FOR	30
4	To approve an amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split (Proposal No. 4).	FOR	33

Chegg, Inc.	1	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROXY SUMMARY
2026 Director Nominees
We introduce our 2026 director nominees below.

				Committee Memberships
Name	Age	Director Since	Independent	Audit Committee	Compensation Committee	Governance and Sustainability Committee

Renee Budig (Class III)	65	2015	YES	■	■
Dan Rosensweig (Class I)	64	2010	NO
Ted Schlein (Class I)	62	2008	YES	■		■
■ - Member
Diversity of the Board(1)

TENURE	AGE	GENDER	INDEPENDENCE	RACE/ETHNICITY

(1)	Percentages may not sum to 100% due to rounding.

Chegg, Inc.	2	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROXY SUMMARY
Board of Directors Experience
The matrix below highlights leadership experience with responsible business practices and corporate culture of our directors. While these characteristics are considered by the Board of Directors and the Governance and Sustainability Committee in connection with the director nomination process, the following matrix is self-reported and does not encompass all experience, qualifications, attributes, or skills of our directors.

Name	International	Senior Executive	AI and Tech Innovation	Public BoD	Risk Management	Finance & Accounting	Brand or Marketing	Cybersecurity	Education	Performance and Sustainability

Renee Budig	■	■		■	■	■		■
Marne Levine	■	■	■	■	■		■		■	■
Marcela Martin	■	■	■	■	■	■		■		■
Dan Rosensweig	■	■	■	■	■	■	■	■	■	■
Ted Schlein	■	■	■	■	■	■	■	■	■	■

International - Experience with international operations.
Senior Executive - Experience as a CEO or senior executive at a public company or other large organization.
AI and Tech Innovation - Experience with artificial intelligence, or other innovative technology/software products and services.
Public BoD - Experience as a director of another public company.
Risk Management - Experience in risk management.
Finance & Accounting - Expertise in financial statements and accounting.
Brand or Marketing - Experience with brand or marketing.
Cybersecurity - Expertise in technology and cybersecurity.
Education - Expertise in education.
Performance and Sustainability - Leadership experience with responsible business practices.

Chegg, Inc.	3	Proxy Statement for the 2026 Annual Meeting of Stockholders

General Proxy Information

Information About Solicitation and Voting
Proxies will be solicited on behalf of the Board of Directors of Chegg, Inc. for use at the Company’s 2026 Annual Meeting of Stockholders to be held on June 12, 2026, at 9:00 a.m. Pacific Time, and any adjournment or postponement thereof (the "Annual Meeting").
The Annual Meeting will be held in a virtual-only format. Stockholders who would like to attend or participate in the Annual Meeting should plan to join via live webcast, which will be available at the following address: https://edge.media-server.com/mmc/p/sdui8iii (password: chegg2026). To participate in the virtual Annual Meeting, you will need the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Online access to the Annual Meeting website is expected to open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device. We encourage you to access the Annual Meeting website in advance of the designated start time.
Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. As a result, on or about April 28, 2026, we sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report. The Notice also provides instructions on how to access your proxy card to vote by telephone or Internet.
This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.
General Information About the Meeting
Purpose of the Meeting
At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. As of April 28, 2026, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the named proxies will have the authority in their discretion to vote the shares of our common stock represented by such proxies. Following the meeting, Management will respond to appropriate questions as time permits from any stockholders who have joined the Annual Meeting with their control numbers, which is included in their Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card.

Chegg, Inc.	4	Proxy Statement for the 2026 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Record Date and Shares Outstanding
Stockholders of record at the close of business on April 14, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 14, 2026, the Company had 111,958,712 shares of common stock issued and outstanding.
Quorum
The holders of a majority of the voting power of the shares of our common stock issued and outstanding and entitled to vote at the meeting as of the Record Date must be present in person or represented by proxy at the meeting to hold the meeting and conduct business. Abstentions and broker non-votes (as discussed below) will be counted as present for purposes of determining a quorum.
Voting Rights
Each holder of shares of our common stock is entitled to one vote for each share of our common stock held as of the close of business on April 14, 2026, the Record Date. You may vote all shares owned by you as of April 14, 2026, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a Broker.
Stockholder of Record: Shares Registered in Your Name. If, on April 14, 2026, your shares of our common stock were registered directly in your name with our transfer agent, EQ, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote online during the meeting or vote by telephone, via the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker. If, on April 14, 2026, your shares of our common stock were held by or through a Broker, then you are the beneficial owner of the shares and hold those shares in "street name." As a beneficial owner, you have the right to direct your Broker on how to vote those shares of our common stock. However, the Broker that holds your shares of our common stock is considered the stockholder of record for purposes of voting online during the meeting. Because you are not the stockholder of record, you may not vote your shares online during the meeting unless you request and obtain from your Broker a "legal proxy" evidencing your right to vote the shares online during the meeting.
Required Votes
Proposal No. 1. Our Amended and Restated Bylaws (our "Bylaws") require that each director be elected by the majority of votes cast (excluding abstentions and broker “non-votes”) by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the election of directors with respect to such director in uncontested elections. Any individual nominated in Proposal No. 1 for election to the Board of Directors for whom the number of votes cast “FOR” such director’s election exceeds the number of votes cast “AGAINST” such director's election will be elected. You may also vote to “ABSTAIN” on this proposal, but abstentions and broker non-votes will not count as votes cast and will not have any effect on this proposal.

Chegg, Inc.	5	Proxy Statement for the 2026 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Proposal No. 2. The affirmative "FOR" vote of the holders of a majority of the voting power of the shares of stock entitled to vote on this proposal that are present in person or represented by proxy at the Annual Meeting and are voted "FOR" or "AGAINST" the proposal is required to approve, on an advisory and non-binding basis, the compensation awarded to our named executive officers for the year ended December 31, 2025. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not have any effect on this proposal. Although this say-on-pay vote is advisory and, therefore, is not binding, our Compensation Committee and our Board of Directors value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against this proposal, we intend to investigate our stockholders’ concerns and the Compensation Committee would evaluate what actions may be necessary or appropriate to address those concerns.
Proposal No. 3. The affirmative "FOR" vote of the holders of a majority of the voting power of the shares of stock entitled to vote on this proposal that are present in person or represented by proxy at the Annual Meeting and are voted "FOR" or "AGAINST" this proposal is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not have any effect on the proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. This proposal is a "routine" matter and your broker has discretion to vote on this matter.
Proposal No. 4. The votes cast "FOR" this proposal must exceed the votes cast “AGAINST” this proposal to approve the amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split. The foregoing vote requirement assumes that our common stock remains listed on a national securities exchange and meets that exchange’s listing requirements relating to the minimum number of holders immediately after the Reverse Stock Split becomes effective. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not have any effect on this proposal. This proposal is a "routine" matter and your Broker has discretion to vote on this matter.
“Broker non-votes” occur when shares of our common stock held by a Broker for a beneficial owner are not voted either because (i) the Broker did not receive voting instructions from the beneficial owner or (ii) the Broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. A Broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a Broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3) and the approval of the amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split (Proposal No. 4) are considered routine matters. Proposal Nos. 1 and 2 are non-routine matters. If your shares are held through a Broker, those shares will not be voted with regard to Proposal Nos. 1 and 2 unless you affirmatively provide the Broker instruction on how to vote. Accordingly, we encourage you to provide voting instructions to your Broker as soon as possible, whether or not you plan to attend the Annual Meeting.

Chegg, Inc.	6	Proxy Statement for the 2026 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting
The Board of Directors recommends that you vote:
•Proposal No. 1 - FOR each of the nominees named in this proxy statement.
•Proposal No. 2 - FOR the advisory, non-binding approval of the compensation of our named executive officers for the year ended December 31, 2025 as disclosed in this proxy statement.
•Proposal No. 3 - FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
•Proposal No. 4 - FOR the approval of an amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split.
Voting Instructions; Voting of Proxies
Stockholders as of the Record Date may:
•Vote at the Annual Meeting – You may vote online during the Annual Meeting by following the instructions on the Annual Meeting website.
•Vote via telephone or via the Internet – Please follow the instructions shown on your Notice or proxy card.
•Vote by mail – If any individual stockholders request and receive a paper proxy card by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.
Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on June 11, 2026. Submitting your proxy (whether by telephone, via the Internet or by mail if you request or received a paper proxy card) will not affect your right to vote in person should you decide to attend the Annual Meeting virtually. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy as soon as possible to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares of our common stock should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.
If you received the Notice, please follow the instructions included on the Notice on how to access your proxy card and vote by telephone or via the Internet. If you do not vote and you hold your shares of our common stock in street name, and your Broker does not have discretionary power to vote your shares, your shares may result in “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares of our common stock that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

Chegg, Inc.	7	Proxy Statement for the 2026 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
If you receive more than one proxy card or more than one Notice, your shares of our common stock are registered in more than one name or are registered in different accounts. To make certain all of your shares of our common stock are voted, please follow the instructions included on the Notice or proxy card. If you requested or received paper proxy materials by mail, you can still vote by any of the available methods, including by signing and returning each proxy card.
Even if you plan on attending the Annual Meeting virtually, we strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above.
Soliciting Proxies
The expenses of soliciting proxies will be paid by Chegg. Following the original mailing of the soliciting materials, Chegg and its agents may solicit proxies by mail, email, telephone, facsimile or by other similar means. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, Chegg will request Brokers to forward copies of the soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, Chegg, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote via the Internet, you are responsible for any Internet access charges you may incur.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:
•delivering to the Corporate Secretary of the Company a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or via the Internet; or
•attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a Broker and you wish to revoke a proxy, you must contact that Broker to revoke any prior voting instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless revoked during the virtual meeting.

Chegg, Inc.	8	Proxy Statement for the 2026 Annual Meeting of Stockholders

GENERAL PROXY INFORMATION
Electronic Access to the Proxy Materials
The Notice will provide you with instructions regarding how to:
•view our proxy materials for the meeting via the Internet; and
•instruct us to send our future proxy materials to you electronically by email.
Receiving your proxy materials by email will reduce the impact of our Annual Meeting of Stockholders on the environment and lower the costs of printing and distributing our proxy materials. Unless you choose to receive printed copies of our proxy materials, you will receive an email with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The preliminary voting results will be announced at the meeting. The final results will be certified by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Chegg, Inc.	9	Proxy Statement for the 2026 Annual Meeting of Stockholders

Corporate Governance

Corporate Governance Guidelines
Chegg is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.
Our Board of Directors has adopted Corporate Governance Guidelines that set forth our expectations for directors, director independence standards, board committee structure and functions, and other policies regarding our corporate governance. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investor.chegg.com, under “Corporate Governance.” The Corporate Governance Guidelines are reviewed at least annually by our Governance and Sustainability Committee, and any warranted changes are recommended to our Board of Directors.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its Chairperson, or Co-Chairperson, in any way that it considers in the best interests of our Company, and that the Governance and Sustainability Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations related thereto to our Board of Directors as the Governance and Sustainability Committee deems appropriate. Our Board of Directors does not have a policy on whether the role of the Chairperson, or of the Co-Chairperson, and Chief Executive Officer should be separate and believes that it should maintain flexibility in determining a board leadership structure appropriate for us from time to time.
Our Board of Directors believes that we and our stockholders currently are best served by having Dan Rosensweig, our President and Chief Executive Officer, serve as Chairperson of our Board of Directors, considering his experience, expertise, knowledge of our business and operations and strategic vision. As Chairperson of our Board of Directors, Mr. Rosensweig presides over meetings of the Board of Directors along with the lead independent director, and holds such other powers and carries out such other duties as are customarily carried out by a Chairperson of the Board of Directors. Our lead independent director is Marne Levine. Our Board of Directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board of Directors and sound corporate governance policies and practices.

Chegg, Inc.	10	Proxy Statement for the 2026 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
Our Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole, has responsibility for risk oversight, although the committees of our Board of Directors oversee and review risk areas which are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board of Directors and to our personnel that are responsible for risk assessment and information management about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, strategic, financial (accounting, credit, liquidity and tax), legal, regulatory, cybersecurity, compliance and reputational risks.
Each committee of the Board of Directors meets in executive session with key management personnel and representatives of outside advisers to oversee risks associated with their respective principal areas of focus. The Audit Committee reviews our major financial and cybersecurity risk exposures and the steps management has taken to monitor and limit such exposures, including our risk assessment and risk management policies and guidelines. With respect to cybersecurity, the Audit Committee provides independent oversight of our information technology and cybersecurity programs. The Governance and Sustainability Committee provides oversight with respect to director selection, effectiveness and independence of our Board of Directors, committee functions and charters, adherence to our corporate governance framework, and other corporate governance matters. The Compensation Committee reviews our major compensation-related risk exposures, human capital management, senior management succession planning, including consideration of whether compensation rewards and incentives encourage undue or inappropriate risk taking by our personnel, and the steps management has taken to monitor or mitigate such exposures.
Independence of Directors
The rules, regulations and listing standards of the New York Stock Exchange (the “NYSE”) generally require that a majority of the members of our Board of Directors be independent. In addition, the NYSE rules, regulations and listing standards generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent.
Our Board of Directors determines the independence of our directors by applying the independence principles and standards established by the NYSE. These provide that a director is independent only if the Board of Directors affirmatively determines that the director has no direct or indirect material relationship with Chegg. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

Chegg, Inc.	11	Proxy Statement for the 2026 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
Applying these standards, our Board of Directors annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, the Board of Directors considered, among other things, the relationships that each non-employee director has with Chegg and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Based upon this review, our Board of Directors affirmatively determined that the individuals that were on our Board during 2025 were independent, except for Mr. Schultz, our former CEO who left the Board in October 2025, and Mr. Rosensweig.
All members of our Audit Committee, Compensation Committee, and Governance and Sustainability Committee must be independent directors as defined by our Corporate Governance Guidelines. Members of the Audit Committee and the Compensation Committee must also satisfy separate SEC independence requirements, as described in more detail below. Our Board of Directors has determined that all committee members satisfy these requirements.
Committees of Our Board of Directors
Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee, and a Governance and Sustainability Committee. Members serve on these committees until they resign or until otherwise determined by our Board of Directors. Our Board of Directors assesses the composition of the committees at least annually to consider whether committee assignments should be rotated. Each committee is governed by a written charter. The charters for each committee can be obtained, without charge, on the Investor Relations section of our website, https://investor.chegg.com, under “Corporate Governance.” The composition and responsibilities of each committee are described below:

Chegg, Inc.	12	Proxy Statement for the 2026 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
AUDIT COMMITTEE
The composition of our Audit Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE and the rules and regulations of the SEC, which provide that the members may not accept directly or indirectly any consulting, advisory or other compensatory fee from Chegg or any of its subsidiaries other than their directors’ compensation (including in connection with such member’s service as a partner, member or principal of a law firm, accounting firm or investment banking firm that accepts consulting or advisory fees from Chegg or any of its subsidiaries). Each member of our Audit Committee is financially literate as required by the rules, regulations and listing standards of the NYSE. In addition, our Board of Directors has determined that Renee Budig and Marcela Martin are Audit Committee financial experts within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended (Regulation S-K of the Securities Act of 1933, as amended, shall be referred to herein as “Regulation S-K”). The Audit Committee’s responsibilities include, among others:

Audit Committee
•Assisting our Board of Directors in overseeing the integrity of our financial statements and accounting and financial reporting processes and the audits of our financial statements, as well as our compliance with legal and regulatory requirements;
•Selecting and overseeing our independent auditors;
•Reviewing and evaluating the qualifications, independence, and performance of our independent auditors;
•Monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by our independent auditors and our financial and senior management;
•Overseeing the performance of our internal audit function;
•Facilitating communication among our independent auditors, our financial and senior management, and our Board of Directors;
•Discussing the results of the audit with our independent auditors, and reviewing, with management and the independent auditors, our interim and year-end operating results; and
•Reviewing with management our major financial, accounting, tax, and cybersecurity risk exposures and the steps management has taken to monitor such exposures, including our procedures and any related policies with respect to risk assessment and risk management.

CURRENT MEMBERS Renee Budig Marcela Martin, Chair Ted Schlein

Chegg, Inc.	13	Proxy Statement for the 2026 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE
The composition of our Compensation Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE and the rules and regulations of the SEC. Each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Act of 1934, as amended, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to the compensation of our executive officers and directors. The Compensation Committee’s responsibilities include the following, among others:

Compensation Committee
•Reviewing our overall compensation strategy, including base salary, incentive compensation, and equity-based grants, to assure that it promotes stockholder interests and supports our strategic and tactical objectives, and that it provides for appropriate rewards and incentives for our management and employees;
•Reviewing and determining the compensation of our executive officers, including the corporate goals and objectives to be considered in determining such compensation;
•Recommending to our Board of Directors the compensation for our directors;
•Administering our stock and equity incentive plans; and
•Reviewing, approving, and making recommendations to our Board of Directors regarding incentive compensation equity-based grants and equity plans.

CURRENT MEMBERS Renee Budig, Chair Marne Levine

At least annually, our Compensation Committee reviews and approves our executive compensation strategy and principles to ensure that they promote stockholder interests and support our strategic and tactical objectives, and that they provide for appropriate rewards and incentives for our executives. Our Compensation Committee also reviews and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. In determining the compensation of each of our executive officers, other than our Chief Executive Officer, our Compensation Committee considers the recommendations of our Chief Executive Officer, our human resources department, and our independent compensation consultant. In the case of the Chief Executive Officer, our Compensation Committee evaluates his performance and independently determines, considering the recommendations of our independent compensation consultant, whether to make any adjustments to his compensation.
Our Compensation Committee retained an independent compensation consultant, Aon Human Capital Solutions practice, a division of Aon plc (“Aon”), to assist in structuring our executive officer compensation and non-employee director compensation for fiscal year 2025. See "Role of Our Independent Compensation Consultant" in this proxy statement for more information on the independence and services provided by Aon and "2025 Compensation Peer Group" for information on the peer group used by the Compensation Committee for non-employee director and executive officer compensation. During fiscal year 2025, Aon did not provide Chegg or our Compensation

Chegg, Inc.	14	Proxy Statement for the 2026 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
Committee with any other services other than those related to non-employee director and executive officer compensation. No work performed by Aon during 2025 raised a conflict of interest. For fiscal year 2026, the Compensation Committee has retained Aon as its independent compensation consultant.
GOVERNANCE AND SUSTAINABILITY COMMITTEE
The composition of our Governance and Sustainability Committee meets the requirements for independence under the rules, regulations and listing standards of the NYSE. The Governance and Sustainability Committee’s responsibilities include the following, among others:

Governance and Sustainability Committee
•Identifying, recruiting, evaluating, and recommending nominees to our Board of Directors and committees of our Board of Directors;
•Evaluating and reviewing with our Board of Directors the criteria for identifying and selecting new directors;
•Evaluating the performance of our Board of Directors and its committees;
•Considering and making recommendations to our Board of Directors regarding the composition and leadership structure of our Board of Directors and its committees;
•Overseeing and periodically reviewing our policies, initiatives, strategy, disclosures and engagement with investors and other key stakeholders related to ESG matters;
•Evaluating the adequacy of our corporate governance practices and reporting, taking into account developments in corporate governance practices; and
•Making recommendations to our Board of Directors concerning corporate governance and ESG matters.

CURRENT MEMBERS Marne Levine, Chair Ted Schlein Marcela Martin

2025 Board and Committee Meetings and Attendance
Our Board of Directors meets periodically during our fiscal year to review significant developments affecting us and to act on matters requiring the approval of the Board of Directors. During 2025 each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees on which such member served that were held during the period in which such director served, other than a former director (Ms. Whelan) who did not stand for reelection at our 2025 Annual Meeting of Stockholders.
The following table sets forth the number of meetings held by our Board of Directors and the Committees during fiscal year 2025:

Name	Board of Directors	Audit Committee	Compensation Committee	Governance and Sustainability Committee

Number of meetings held in 2025	4	4	2	3

Chegg, Inc.	15	Proxy Statement for the 2026 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage our Board of Directors to attend our Annual Meeting. All of our then-serving directors attended our last Annual Meeting of Stockholders held on June 4, 2025.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Ms. Levine, our lead independent director, is the presiding director at these meetings.
Director Commitments
Each member of the Board of Directors is expected to spend the time and effort necessary to properly discharge their responsibilities as directors in accordance with the criteria set forth in our Corporate Governance Guidelines. Our Chief Executive Officer may only serve on two public company boards (including our Board of Directors) and two for-profit private company boards, and no other director may serve on more than four public company boards, including our Board of Directors, in order to devote adequate time and effort to their responsibilities as our directors.
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chairperson or lead independent director) may do so by mailing letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of the Board of Directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the Board of Directors not be relayed on to directors.
The address for these communications is:
Chegg, Inc.
2261 Market Street STE 46218
San Francisco, CA 94114
Attn: Corporate Secretary
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. Our Code of Business Conduct and Ethics is publicly available on our Investor Relations section of our website located at https://investor.chegg.com, under “Corporate Governance.” If we amend or waive any provision of our Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy any applicable disclosure obligations with respect to such waiver or amendment by posting the information on our website rather than by filing a Current Report on Form 8-K. For waivers involving executive officers or directors, any disclosure required under applicable NYSE listing standards will also be made available on our website. There were no waivers of the Code of Business Conduct and Ethics for any of our directors or executives during fiscal year 2025.

Chegg, Inc.	16	Proxy Statement for the 2026 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
Insider Trading and Hedging and Pledging Policies
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules, and regulations, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended December 31, 2025. In addition, from time to time, the Company may engage in transactions in Company securities. It is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
Our Insider Trading Policy prohibits hedging or monetization transactions, such as zero cost collars and forward sale transactions, and transactions relating to the future price of our common stock, such as put or call options and short sales. Additionally, no individual may use Chegg securities as collateral in a margin account or pledge Chegg securities as collateral for a loan or modify an existing pledge unless the individual wishing to pledge securities submits a request for preclearance to the Insider Trading Compliance Officer in advance.
Compensation Recovery ("Clawback") Policy
In October 2023, our Board of Directors adopted a compensation recovery policy intended to comply with the requirements of the Dodd-Frank Act, as implemented by NYSE rules and the SEC’s rules and regulations policy (“Clawback Policy”). The Clawback Policy requires us to recover certain cash or equity-based incentive-based compensation (as defined in the Clawback Policy) paid or granted to our officers, and such additional employees as may be identified from time to time, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The Clawback Policy requires each person covered thereby to reimburse or forfeit to us all incentive-based compensation received by them prior to the restatement that exceeds the amount they would have received had their incentive-based compensation been calculated based on the financial restatement. The recovery period extends up to three years prior to the date that it is, or reasonably should have been, concluded that we are required to prepare a restatement. The Clawback Policy applies to incentive-based compensation that is received (as defined in the Clawback Policy) after the effective date of the applicable NYSE rules. Per applicable requirements, the Clawback Policy is enforced without consideration of responsibility or fault or lack thereof. The full text of the Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.
Equity Grant Timing
The Company does not currently grant stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.

Chegg, Inc.	17	Proxy Statement for the 2026 Annual Meeting of Stockholders

Nomination Process and Director Qualification

Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of our Governance and Sustainability Committee in accordance with that committee’s charter, our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines, and any criteria adopted by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Governance and Sustainability Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. The committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under the “Additional Information—Stockholder Proposals to Be Presented at the Next Annual Meeting” section of this proxy statement.
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified Board of Directors, the Governance and Sustainability Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors that the committee believes must be met by a committee-recommended nominee for membership to our Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board of Directors to possess.
Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements, the listing rules of the NYSE, and the provisions of our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, and charters of the committees of the Board of Directors. In addition, neither our Board of Directors nor our Governance and Sustainability Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering candidates for nomination, the Governance

Chegg, Inc.	18	Proxy Statement for the 2026 Annual Meeting of Stockholders

NOMINATION PROCESS AND DIRECTOR QUALIFICATION
and Sustainability Committee may take into consideration many factors, including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and willingness and ability to devote adequate time and effort to responsibilities of the Board of Directors, in the context of its existing composition. Through the nomination process, the Governance and Sustainability Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board of Directors overall effectiveness and the needs of the Board of Directors and its committees. The brief biographical description of the nominee set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of the director nominee that led to the conclusion that the director nominee should serve as a member of our Board of Directors at this time.
Director Onboarding and Continuing Education
Our director orientation program familiarizes new directors with Chegg’s businesses, strategies and policies, and assists them in developing the skills and knowledge required for their service on the Board of Directors and assigned committees. New directors are provided a comprehensive orientation about Chegg, including our business operations, strategy and governance. New directors have one-on-one sessions with the Chief Executive Officer, other directors and other members of management. New Audit Committee members also have one-on-one sessions with our independent registered public accounting firm. Members of our management team regularly review with the Board of Directors the operating plan of the business and Chegg as a whole. Directors are encouraged to attend outside director continuing education programs sponsored by educational and other institutions that provide educational briefings on business, corporate governance, regulatory and compliance matters and other topics that help to enhance the skills and knowledge of our Board members.
Board Evaluations
Each year, our directors complete an assessment of Board of Directors and committee performance through evaluations facilitated by our Governance and Sustainability Committee and our outside counsel. The assessment includes director interviews conducted by our outside counsel and the Chair of our Governance and Sustainability Committee and our outside counsel. The interview process is designed to allow for assessment of Board of Directors and committee meeting content, structure, processes, practices and performance, an individual director’s own performance and contributions as well as the performance and contributions of such director’s fellow members of the Board of Directors, and the structure and performance of the leadership of the Board of Directors and its committees. To protect the anonymity and the integrity of the Board of Directors and committee assessment process, none of the comments provided in the interviews are attributed to to any individual director. The Board of Directors then discusses the assessment and determines if any follow-up actions are appropriate. If follow-up action is needed, the Board of Directors and any applicable committee develops a plan to address matters raised in the assessment, as appropriate.

Chegg, Inc.	19	Proxy Statement for the 2026 Annual Meeting of Stockholders

Proposal No. 1

Election of Directors
Our Board of Directors currently consists of five directors and is divided into three classes, with each class serving for three years and with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at this meeting. In addition, due to the rebalance of the classes that the Board approved on March 25, 2026, as discussed in more detail below, Ms. Budig, a former Class I director was moved to Class III and will stand for election at this meeting. The terms of office of our other current directors in Class II and Class III do not expire until the Annual Meetings of Stockholders to be held in 2027 and 2028, respectively.
At the recommendation of our Governance and Sustainability Committee, our Board of Directors proposes the individuals named below for election to the Board at the Annual Meeting. Dan Rosensweig and Ted Schlein have been nominated for election as Class I directors for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2029, and until their respective successors have been duly elected and qualified or until their earlier resignation or removal. In addition, in order to achieve an as equal balance as reasonably possible for the composition of the classes of directors, on March 25, 2026, Ms. Budig was moved from Class I to Class III. As a result, to ensure that our stockholders have an opportunity to vote on Ms. Budig's election at least every three years, she has been nominated to stand for election at this meeting with a term expiring at the Annual Meeting of Stockholders to be held in 2028 with the other Class III director. The Board consists of two Class I directors, one Class II director, and two Class III directors.
Unless otherwise instructed, shares of our common stock represented by proxies will be voted “FOR” the election of each nominee named below. The Board knows of no reason why any nominee would be unable or unwilling to serve as a director if elected. If the nominee for any reason is unable to serve, or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies only can be voted for the number of persons named as nominees in this proxy statement, which is three, and stockholders may not cumulate their votes.

Chegg, Inc.	20	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE
Nominees to the Board of Directors
The nominees, and their ages, occupations, and length of service on our Board of Directors are provided in the table below. Additional biographical description of each nominee is set forth in the pages that follow. This description includes the primary experience, qualifications, qualities and skills of each nominee that led to the conclusion that such nominee should serve as a member of our Board of Directors at this time.

Name of Director/Nominee	Age(6)	Principal Occupation	Joined Our Board

Renee Budig(1)(2)(3)	65	Former Executive Vice President and Chief Financial Officer, Paramount Streaming, a division of Paramount Global, Inc.	November 2015
Dan Rosensweig(4)	64	President and Chief Executive Officer, Executive Chairman of Chegg Inc.	March 2010
Ted Schlein(1)(4)(5)	62	General Partner of Kleiner Perkins	December 2008

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)
As noted above, effective as of March 25, 2026, Ms. Budig was moved from Class I to Class III and as a result she is nominated to be re-elected to the Board as a Class III Member, with a term expiring at the 2028 annual meeting.

(4)	Class I Member.
(5)	Member of the Governance and Sustainability Committee.
(6)	Age as of the Record Date of the 2026 Annual Meeting.
Continuing Directors
Our other directors who are serving for terms that end in 2027 and 2028, and their ages, principal occupations and length of service on our Board of Directors are provided in the table below. Additional biographical descriptions of each continuing director are set forth in the pages that follow. These descriptions include the primary experience, qualifications, qualities and skills of each continuing director that led to the conclusion that each director should continue to serve as a member of our Board of Directors at this time.

Name of Director	Age(4)	Principal Occupation	Joined Our Board

CLASS II DIRECTOR - TERM EXPIRING 2027:
Marne Levine(1)(2)	55	Chief Operating Officer, Brain Co	May 2013
CLASS III DIRECTOR - TERM EXPIRING 2028:
Marcela Martin(2)(3)	54	Chief Financial Officer, Contentsquare	September 2021

(1)	Member of the Compensation Committee
(2)	Member of the Governance and Sustainability Committee.
(3)	Member of the Audit Committee.
(4)	Age as of the Record Date of the 2026 Annual Meeting.

Chegg, Inc.	21	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE
Directors for Election

Renee Budig
Renee Budig has served on our Board of Directors since November 2015. From September 2012 to January 2021, Ms. Budig served as the Executive Vice President and Chief Financial Officer of Paramount Streaming, a division of Paramount Global Inc. (formerly CBS Interactive, a division of CBS Inc.), an online content network for information and entertainment. From 2010 to September 2012, Ms. Budig served as Chief Financial Officer of Hightail, Inc. (formerly branded YouSendIt and acquired by OpenText), a cloud service that allowed users to send, receive, digitally sign and synchronize files. From 2006 to 2010, Ms. Budig was the Vice President of Finance at Netflix, Inc., a multinational provider of on-demand Internet streaming media. Ms. Budig served on the board of directors of iRhythm Technologies from April 2020 to May 2023. Ms. Budig holds a B.S. in Business Administration from the University of California, Berkeley.

Chair of Compensation Committee and Member of Audit Committee DIRECTOR SINCE: 2015 (Class III)

We believe that Ms. Budig should continue to serve on our Board of Directors due to her extensive background in consumer technology companies and her financial expertise through her service as a Chief Financial Officer.

Chegg, Inc.	22	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE

Dan Rosensweig
Dan Rosensweig has served as Chegg’s President and Chief Executive Officer since October 27, 2025, as Executive Chairman since June 2024 and as Chairperson of our Board of Directors since October 2025. Mr. Rosensweig previously served as our President and Chief Executive Officer from February 2010 to June 2024, as Co-Chairperson of our Board of Directors from July 2018 to October 2025 and as Chairperson of our Board of Directors from March 2010 to July 2018. From 2009 to 2010, Mr. Rosensweig served as President and Chief Executive Officer of RedOctane, a business unit of Activision Publishing, Inc. and developer, publisher, and distributor of Guitar Hero. From 2007 to 2009, Mr. Rosensweig was an Operating Principal at the Quadrangle Group, a private investment firm. From 2002 to 2009, Mr. Rosensweig served as Chief Operating Officer of Yahoo! Inc., an internet content and service provider. Prior to serving at Yahoo!, Mr. Rosensweig served as the President of CNET Networks and prior to that as Chief Executive Officer and President of ZDNet, until it was acquired by CNET Networks. Mr. Rosensweig currently serves on the board of directors of Adobe Systems Incorporated and Rent the Runway, Inc. Mr. Rosensweig holds a B.A. in Political Science from Hobart and William Smith Colleges.

President and Chief Executive Officer; Chairperson of the Board of Directors DIRECTOR SINCE: 2010 (Class I)

We believe that Mr. Rosensweig should continue to serve on our Board of Directors due to the perspective and experience he brings as our President and Chief Executive Officer and his extensive experience with consumer internet and media companies.

Ted Schlein
Ted Schlein has served on our Board of Directors since December 2008. Mr. Schlein has served as a General Partner of Kleiner Perkins, a venture capital firm, since November 1996. Mr. Schlein is also Chairman and a General Partner of Ballistic Ventures. From 1986 to 1996, Mr. Schlein served in various executive positions at Symantec Corporation, a provider of internet security technology and business management technology solutions, including as Vice President of Enterprise Products. Mr. Schlein currently serves on the boards of directors of a number of privately held companies. Mr. Schlein previously served on the board of directors of IronNet, Inc. from August 2021 to February 2024. Mr. Schlein holds a B.A. in Economics from the University of Pennsylvania.

Member of Audit Committee and Governance and Sustainability Committee DIRECTOR SINCE: 2008 (Class I)

We believe that Mr. Schlein should continue to serve on our Board of Directors due to his extensive experience working with and investing in technology companies.

Chegg, Inc.	23	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE
Current Directors

Marne Levine
Marne Levine brings extensive experience in the policy, communication, and technology fields, and has served on our Board of Directors since May 2013. Since October 2025, Ms. Levine has served as Chief Operating Officer of Brain Co., a developer of AI platforms and applications for large enterprises and government institutions. From September 2021 to February 2023, Ms. Levine served as the Chief Business Officer at Meta Platforms, Inc. (doing business as Meta and formerly known as Facebook, Inc.), a social media company, and served as its Vice President of Global Partnerships, Business and Corporate Development from February 2019 to June 2021. Previously, Ms. Levine served as Chief Operating Officer of Instagram from December 2014 to February 2019 where she was responsible for helping to scale the company’s business and operations globally and turn Instagram from a beloved app into a thriving business. She joined Meta in 2010 as Meta’s first Vice President of Global Policy, a position she held for four years. Prior to Meta, Ms. Levine served in the Obama Administration as Chief of Staff of the National Economic Council (NEC) at the White House and Special Assistant to the President for Economic Policy. From 2006 to 2008, Ms. Levine was Head of Product Management for Revolution Money, an early-stage start-up working on person-to-person online money transfers, which was ultimately sold to American Express. Prior to this, she served as Chief of Staff to Larry Summers, then President of Harvard University. Ms. Levine began her career in 1993 at the United States Department of Treasury under President Bill Clinton where she held several leadership positions. Ms. Levine currently serves on the board of directors of Clear Secure, Inc. She holds a B.A. in Political Science and Communications from Miami University and an M.B.A. from Harvard Business School.

Member of Compensation Committee and Chair of Governance and Sustainability Committee DIRECTOR SINCE: 2013 (Class II)

We believe that Ms. Levine should continue to serve on our Board of Directors due to her extensive experience scaling brands globally and serving in executive positions at global technology companies.

Chegg, Inc.	24	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE

Marcela Martin
Marcela Martin brings extensive experience in the finance, technology, and media industries and has served on our Board of Directors since September 2021. Ms. Martin has served as Chief Financial Officer at Contentsquare since November 2024 and Chief Operating Officer since September 2025. Previously, Ms. Martin served as Advisor, and earlier, as Chief Financial Officer at Ouro from January 2024 to November 2024 and Ms. Martin also served as the President of BuzzFeed, Inc. from August 2022 to January 2024. Ms. Martin was Chief Financial Officer at Squarespace from November 2020 to July 2022 and Senior Vice President and Chief Financial Officer from January 2019 to November 2020 at Booking.com. Ms. Martin was Executive Vice President and Chief Financial Officer of National Geographic Partners from January 2016 to December 2018. From 2003 to 2007, Ms. Martin was Vice President and Deputy Chief Financial Officer for Fox International Channels and Executive Vice President and Chief Financial Officer from 2007 to 2016. Ms. Martin currently serves on the board of directors of Cvent and VusionGroup. Ms. Martin previously served on the board of directors of Avalara, Inc. from September 2021 to October 2022. Ms. Martin holds a B.S. in Accounting from the University of Moron, Argentina, and an M.B.A. from the University of Liverpool, United Kingdom.

Chair of Audit Committee and Member of Governance and Sustainability Committee DIRECTOR SINCE: 2021 (Class III)

We believe that Ms. Martin should continue to serve on our Board of Directors due to her extensive financial experience through her service as a Chief Financial Officer of public and private entities.

Chegg, Inc.	25	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE
Director Compensation
We compensate our non-employee directors with a combination of cash and equity. The form and amount of compensation paid to our non-employee directors for serving on our Board of Directors and its committees is designed to be competitive in light of industry practices and the obligations imposed by such service. In order to align the long-term interests of our directors with those of our stockholders, the majority of director compensation is provided in equity-based compensation. The Compensation Committee, after considering the information, analysis, and recommendations provided by Aon, including data regarding compensation paid to non-employee directors by companies in our “peer group” (as described in the “Executive Compensation” section of this proxy statement), evaluates the appropriate level and form of compensation for non-employee directors and recommends compensation changes to the Board when appropriate.
Annual Fees
Our non-employee directors were compensated in 2025 as follows:
•an annual cash retainer of $40,000 for serving on our Board of Directors;
•an annual cash retainer of $10,000 for serving in a non-chair position on a standing committee of the Board of Directors;
•an annual cash retainer of $20,000 for serving as the Chair of a standing committee of the Board of Directors; and
•an annual cash retainer of $75,000 for serving as the Co-Chairperson or Chairperson of our Board of Directors.
We pay the annual retainer fee and any additional fees to each director in arrears in equal quarterly installments.
Equity Awards
Our non-employee director compensation policy provides that annually each non-employee director will be granted, immediately following our Annual Meeting of Stockholders, a Restricted Stock Unit Award (“RSU”) having a fair market value on the date of grant equal to $200,000 that vests in full on the one-year anniversary of the date of grant.
In March 2025, the Compensation Committee began a comprehensive review of director compensation. This review included benchmarking the form, amount, and structure of compensation, and utilized peer data provided by Aon. However, in June 2025, to help manage our objectives regarding our equity burn rate, our Board of Directors approved a reduced grant for the five continuing non-employee directors, who each received an annual award of 55,000 RSUs on June 4, 2025, with a fair market value on the date of grant of $68,750 per director (the "June Board Grant"). The June Board Grant was made to each of Messrs. Sarnoff and Schlein and Mses. Budig, Levine, and Martin on June 4, 2025, the date of the 2025 Annual Meeting of Stockholders. In November 2025, following the completion of the compensation review, the Compensation Committee determined to leave the form and structure of non-employee director compensation unchanged from the previous year. As a result, the Compensation Committee considered grants of RSU awards intended to equal the difference between the $200,000 target annual equity award and the value of the June Board Grant. Subsequently, on November 17, 2025, the non-employee directors on our Board at that time (Mr. Schlein and Mses. Budig, Levine, and Martin) received a grant of 115,132 RSUs, with a fair market value on the date of grant of $117,435 (the "November Board Grant"). For these four directors, the combined fair market value of the June Board Grant and the November Board Grant was $186,185.

Chegg, Inc.	26	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE
Awards granted to non-employee directors under the policies described above will accelerate and vest in full in the event of a Change of Control. In addition to the awards provided for above, non-employee directors are eligible to receive discretionary equity awards.
Non-employee directors receive no other form of remuneration, perquisites, or benefits, but are reimbursed for their expenses in attending meetings, including travel, meals and other expenses incurred to attend meetings solely among the non-employee directors.
Stock Ownership Guidelines for Directors
Our Board of Directors has established minimum Stock Ownership Guidelines for non-employee directors (the “Director Stock Ownership Guidelines”) that require each director to own Chegg equity having a value of at least three times his or her base annual cash retainer of $40,000. Shares subject to stock options, RSUs, and performance-based RSUs (“PSUs”) do not count towards the satisfaction of these guidelines. Each non-employee director who was a director at the time the Director Stock Ownership Guidelines were adopted was given until May 2023 to reach this ownership level. Each director elected after the establishment of the Director Stock Ownership Guidelines has five years from the year elected to reach the specified ownership level. Each of our non-employee directors is in compliance with the minimum ownership requirement.
2025 Director Compensation Table
The following table provides information for the year ended December 31, 2025 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of 2025. Mr. Schultz, our former President and Chief Executive Officer, did not receive any compensation for his service as a director during the year ended December 31, 2025. Mr. Rosensweig, our current President and Chief Executive Officer, received compensation as Executive Chair during 2025; all of Mr. Rosensweig's compensation is reported in the Summary Compensation Table, and not in the table below.

Name	Fees Earned or Paid in Cash ($)(6)	RSU Awards ($)(7)	Total ($)(8)

Renee Budig(1)	70,000	186,185	256,185
Marne Levine	65,380	186,185	251,565
Marcela Martin(2)	65,000	186,185	251,185
Richard Sarnoff(3)	78,329	68,750	147,079
Ted Schlein	60,000	186,185	246,185
Melanie Whelan(4)	25,598	—	25,598
John (Jed) York(5)	21,332	—	21,332

(1)
Committee fees for Ms. Budig are prorated to reflect her transition from a member of the Compensation Committee to Chair of the Compensation Committee, effective June 4, 2025, and from Chair of the Audit Committee to a member of the Audit Committee, effective June 4, 2025.

Chegg, Inc.	27	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL ONE

(2)
Committee fees for Ms. Martin are prorated to reflect her transition from a member of the Audit Committee to Chair of the Audit Committee, effective June 4, 2025, and to a member of the Governance and Sustainability Committee, effective June 4, 2025. The cash fee paid to Ms. Martin in 2025 included an overpayment of $3,533 due to an administrative failure to prorate her fees paid related to the changes in her committee service in June 2025. The cash fee paid in the first quarter of 2026 was reduced by the amount of the overpayment in 2025. The amount reported in this table is the amount actually paid in 2025.

(3)
All director fees for Mr. Sarnoff are prorated to reflect his resignation from the Board of Directors, including as a member of the Audit Committee, member of the Compensation Committee and Co-Chairperson of the Board of Directors effective October 21, 2025.

(4)	All director fees for Ms. Whelan are prorated to account for her departure from the Board of Directors, including as Chair of the Compensation Committee, with her term ending effective June 4, 2025.
(5)
All director fees for Mr. York are prorated to account for his decision not to stand for reelection, with his term as a director, and as a member of the Governance and Sustainability Committee, ending at our 2025 Annual Meeting of Stockholders.

(6)	All director fees were paid at the end of the quarter for which services were provided.
(7)
Amounts shown in this column do not reflect dollar amounts actually received by non-employee directors. Instead these amounts reflect the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation-Stock Compensation, (formerly SFAS 123R) (“ASC 718”), for awards granted during 2025. During 2025, each non-employee member of the Board of Directors, who was a director as of the close of our 2025 Annual Meeting of Stockholders on June 4, 2025, was granted an RSU award covering 55,000 shares of our common stock with an aggregate grant date fair value of $68,750 (referred to in the narrative as the June Board Grant). Additionally, each non-employee member of the Board of Directors, who was a director on November 17, 2025, was granted a "true-up" RSU award covering 115,132 shares of our common stock with an aggregate grant fair value of $117,435 (referred to in the narrative as the November Board Grant). The grant date fair value for RSUs was determined using the closing share price of our common stock on the date of grant. For information on other valuation assumptions with respect to stock awards, refer to notes 2 and 13 of the notes to consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. There can be no assurance that this grant date fair value will ever be realized by the non-employee director.

(8)
Non-employee directors receive no other form of remuneration, perquisites or benefits for their service as members of our Board of Directors, but they are reimbursed for their reasonable travel expenses incurred in attending Board of Directors and committee meetings and certain Chegg events and approved continuing education programs.

Our non-employee directors held the following number of stock options and unvested RSU awards as of December 31, 2025.

Name	Option Awards ($)	RSU Awards ($)

Renee Budig(1)	58,175	170,132
Marne Levine	58,175	170,132
Marcela Martin	—	170,132
Ted Schlein	58,175	170,132

Our Board of Directors recommends a vote “FOR” each of the Class I director nominees and the Class III nominee.

Chegg, Inc.	28	Proxy Statement for the 2026 Annual Meeting of Stockholders

Proposal No. 2

Non-Binding Advisory Vote To Approve Executive Compensation
In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) we are required to seek, on a non-binding advisory basis, stockholder approval of the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.
Compensation Program and Philosophy
Our executive compensation program is designed to:
•Attract, motivate and retain highly qualified executive officers in a competitive market;
•Provide compensation to our executives that is competitive and reward the achievement of challenging business objectives; and
•Align our executive officers’ interests with those of our stockholders by providing a significant portion of total compensation in the form of equity awards.
Our Board of Directors believes that our current executive compensation program has been effective at aligning our executive officers’ interests with those of our stockholders. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, which further discusses our executive compensation and which contains tabular information and narrative discussion about the compensation of our named executive officers.
The Compensation Committee and the Board of Directors believe that our policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting '"FOR" approval of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of Chegg, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the accompanying narrative disclosures set forth in the proxy statement relating to Chegg, Inc.’s 2026 Annual Meeting of Stockholders.”

Our Board of Directors recommends a vote “FOR” approval of the compensation of our named executive officers, on a non-binding basis, as disclosed in this proxy statement.

Chegg, Inc.	29	Proxy Statement for the 2026 Annual Meeting of Stockholders

Proposal No. 3

Ratification of Independent Registered Public Accounting Firm
Our Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our Audit Committee has selected Grant Thornton LLP ("Grant Thornton") as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of its principal independent registered public accounting firm to stockholders for ratification. In the event that the appointment of Grant Thornton is not ratified by our stockholders, the Audit Committee will reconsider whether to retain the selected firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders the selected firm.
Deloitte & Touche LLP (“Deloitte”) audited our financial statements for the fiscal years ended December 31, 2025 and December 31, 2024. Representatives of Deloitte are not expected to be present at the Annual Meeting. Representatives of Grant Thornton are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Change
On April 13, 2026 the Audit Committee approved the dismissal of Deloitte as the Company’s independent registered public accounting firm. Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2025 and 2024, and during the subsequent interim period through April 13, 2026, there were no (i) disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in its reports on the Company’s consolidated financial statements and (ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Chegg, Inc.	30	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL THREE
On April 13, 2026, the Audit Committee approved the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. During the fiscal years ended December 31, 2025 and 2024, and during the subsequent interim period through April 13, 2026, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.
Independent Registered Public Accounting Firm’s Fees Report
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.
In addition to performing the audit of our consolidated financial statements for the fiscal years ended December 31, 2025 and 2024, Deloitte, a member firm of Deloitte Touche Tohmatsu Limited and their respective affiliates (the “Deloitte Group”), provided various other services during 2025 and 2024. Our Audit Committee determined that the Deloitte Group’s provisioning of these services, which are described below, did not impair Deloitte’s, or the Deloitte Group’s, independence from Chegg.
Fees Paid to Independent Registered Public Accounting Firm
Fees billed to us by the Deloitte Group for services rendered in 2025 and 2024 consisted of the following:

Fees Billed to Chegg	Fiscal Year 2025 ($)	Fiscal Year 2024 ($)

Audit fees	2,551,512	3,398,595
Audit related fees	—	—
Tax fees	323,659	283,934
All other fees	5,685	14,290
Total fees	2,880,856	3,696,819
Audit Fees
Audit Fees include the aggregate fees incurred for the audits of the annual consolidated financial statements and the effectiveness of our internal control over financial reporting, including accounting consultations and the review of our quarterly financial statements. In addition, this category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements.

Chegg, Inc.	31	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL THREE
Audit-Related Fees
There were no audit-related fees billed by or to be billed by the Deloitte Group for the fiscal years ended December 31, 2025 and December 31, 2024.
Tax Fees
Tax fees primarily included tax compliance, tax advisory and consulting services.
All Other Fees
All other fees primarily included subscriptions and training conferences.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

Our Board of Directors recommends a vote “FOR” approval of Proposal No. 3.

Chegg, Inc.	32	Proxy Statement for the 2026 Annual Meeting of Stockholders

Proposal No. 4

Approval of an Amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split
We are asking stockholders to approve a proposed amendment to our Restated Certificate of Incorporation to effect a reverse split of our outstanding common stock at a ratio of any whole number ranging from between 1-for-4 and 1-for-15, subject to and as determined by our Board of Directors. Our Board of Directors has unanimously approved and declared advisable the proposed amendment and recommends that our stockholders vote to approve the amendment. The language of the amended and restated Section 1 of Article IV of our Restated Certificate of Incorporation, which would be contained in an amendment to effect the Reverse Stock Split, is attached to this proxy statement as Appendix A.
The primary reason we are seeking stockholder approval of the Reverse Stock Split is to attempt to increase the per-share market price of our common stock to exceed the minimum per-share closing price requirements for continued listing on the NYSE. We believe that if our stockholders do not approve the Reverse Stock Split proposal, our common stock will likely be delisted from the NYSE.
The rules of the NYSE require that the Company maintain a closing price for shares of common stock of at least $1.00 per share (also referred to as the “minimum price requirement”). As previously disclosed, on December 12, 2025, the NYSE notified us that the Company is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price for shares of the Company’s common stock as of December 11, 2025 was less than $1.00 over a consecutive 30 trading-day period. On December 24, 2025, we notified the NYSE that we intend to cure the stock price deficiency and to return to compliance with the minimum price requirement. We can regain compliance at any time during the six-month cure period following receipt of the NYSE notice if on the last trading day of any calendar month during the cure period our common stock has both (1) a closing share price of at least $1.00 and (2) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Notwithstanding the six-month cure period, because we have informed the NYSE staff of our intent to seek stockholder approval of the Reverse Stock Split at this Annual Meeting, so long as (a) our stockholders approve the Reverse Stock Split, (b) we effect the Reverse Stock Split promptly after the meeting, (c) the closing price for shares of our common stock promptly exceeds $1.00 per share, and (d) the closing price remains above the minimum level for at least the following 30 trading days, we will return to compliance with the minimum price requirement and we believe that Chegg will not be delisted as a result of the minimum price requirement at that time.

Chegg, Inc.	33	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
The NYSE notice has not had any effect on the listing or trading of the Company’s common stock, which will continue to be listed and traded on the NYSE during the applicable cure period and the pendency of a measurement period following the Reverse Stock Split, subject to the Company’s compliance with all other NYSE continued listing standards.
If our stockholders approve this proposal, then we will cause an amendment to the Restated Certificate of Incorporation to be filed promptly with the Delaware Secretary of State and effect the Reverse Stock Split if and only if our Board of Directors determines that the Reverse Stock Split continues to be in the best interests of the Company and its stockholders. As filed, the amendment would state the number of outstanding shares to be combined into one share of our common stock, at a final ratio within the range approved by our stockholders and subsequently designated by our Board of Directors. Following the stockholders’ approval of this Proposal 4, no further action on the part of the stockholders will be required to implement the Reverse Stock Split.
Our Board of Directors also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the related amendment. Although we presently intend to effect the Reverse Stock Split to regain compliance with the minimum price requirement, our Board of Directors has reserved the right, notwithstanding our stockholders’ approval of the proposed amendment of the Restated Certificate of Incorporation, to abandon the proposed amendment at any time (without further action by our stockholders) before the amendment of the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Our Board of Directors may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Restated Certificate of Incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, rule changes or guidance by the NYSE, business developments, and our actual and projected stock price performance.
As of April 14, 2026, there were 111,958,712 shares of our common stock issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by our Board of Directors, issued and outstanding shares of stock as described below under the caption “Effects of the Reverse Stock Split - Effect on Shares of Common Stock.”
The Reverse Stock Split will not change the number of authorized shares of our common stock or the relative voting power of such holders of our outstanding common stock. The number of authorized but unissued shares of our common stock will materially increase and become available for issuance by the Company. The Reverse Stock Split, if effected, would apply uniformly to all holders of our common stock.
No fractional shares of our common stock would be issued as a result of the Reverse Stock Split. Instead, any stockholder who would otherwise be entitled to receive a fractional share will have the number of new shares to which they are entitled rounded down to the next whole number of shares. Each holder of our common stock would hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split may result in a stockholder receiving a rounded amount in lieu of a fractional share. The par value of our common stock would continue to be $0.001 per share (see “Effects of the Reverse Stock Split - Reduction in Stated Capital”).

Chegg, Inc.	34	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
Reasons for the Reverse Stock Split
Our primary objective in effecting the Reverse Stock Split is to attempt to increase the per-share market price of our common stock to exceed the minimum per-share closing price requirements for continued listing on the NYSE. To maintain listing, the NYSE requires, among other things, that our common stock maintain a minimum closing bid price of $1.00 per share.
Although we expect that the Reverse Stock Split would increase the price per share of our common stock above the $1.00 per share minimum for the required number of days, thereby curing the deficiency and regaining compliance with the listing requirement, there can be no assurance that the Reverse Stock Split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our common stock on the NYSE for any particular duration. We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.
In addition, we believe that the low per-share market price of our common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public, and creates a negative impression of the Company. Although decreasing the number of shares of our common stock outstanding should theoretically not affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community by itself, in practice, many investors, brokerage firms, and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our common stock but also its trading liquidity.
We believe that the decrease in the number of shares of our outstanding common stock because of the Reverse Stock Split, and the anticipated increase in the price per share, could promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our common stock begins a declining trend after the Reverse Stock Split is effected.
There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time.
In evaluating whether to seek stockholder approval for the Reverse Stock Split and determining the range of potential stock split ratios, our Board of Directors also considered potential negative factors associated with reverse stock splits which are described in the "Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split" section of this proxy statement below. Additionally, once we have utilized a reverse stock split as a mechanism for regaining compliance with the minimum price requirement, if the price of our common stock again falls below $1.00 within one year, or during any two-year period, the cumulative ratio of reverse stock splits is 200 shares or more, then our common stock would not be eligible for any compliance period and the NYSE would immediately commence suspension and delisting procedures.

Chegg, Inc.	35	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
Even if our stockholders approve the Reverse Stock Split, our Board of Directors reserves the right not to effect the Reverse Stock Split if, in our Board of Directors’ opinion, it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.
Criteria the Board of Directors May Use to Determine Whether to Implement the Reverse Stock Split
When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board of Directors may consider various factors, including:
•the historical trading price and trading volume of our common stock;
•the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;
•the listing requirements, other rules, and guidance from the NYSE;
•the number of shares of our common stock outstanding;
•the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and
•prevailing general market, legal, and economic conditions.
The exact ratio of any Reverse Stock Split, within the range of 1-for-4 to 1-for-15, would be determined by our Board of Directors and publicly announced prior to the effective time of such Reverse Stock Split.
Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split
We cannot assure that effecting the Reverse Stock Split will increase our stock price for any required time period.
We expect that, if implemented, the Reverse Stock Split will increase the market price of our common stock; however, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with certainty, and the history of reverse stock splits for other companies has been varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split.
Furthermore, the Reverse Stock Split may not result in a per-share price that would attract investors who do not trade in lower-priced stocks. Although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage declines as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

Chegg, Inc.	36	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
If implemented, the proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions for stockholders, are generally higher in connection with reverse stock splits, particularly for holders of odd lots. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.
The Reverse Stock Split will not be accompanied by a decrease in our authorized shares.
Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the reduction in outstanding shares that would result from the Reverse Stock Split would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board of Directors an effective increase in the relative number of authorized shares available for issuance, in its discretion. From time to time, the Board of Directors may deem it to be in the best interests of the Company and its stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board of Directors authorizes the issuance of additional shares of common stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.
Effective Time
If approved by stockholders and implemented by the Board of Directors, the effective time of the Reverse Stock Split (the “Effective Time”) will be the date and time set forth in the Certificate of Amendment to the Restated Certificate of Incorporation that is filed with the Delaware Secretary of State, which we expect would be promptly after such filing is made with the Delaware Secretary of State.
If, at any time prior to the filing of such amendment with the Delaware Secretary of State, the Board of Directors, in its discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of such amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.
Fractional Shares
Stockholders would not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, any stockholders who would otherwise be entitled to receive a fractional share will have the number of new shares to which they are entitled rounded down to the next whole number of shares. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a Broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Chegg, Inc.	37	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
Effects of the Reverse Stock Split
General
After the Effective Time of the Reverse Stock Split, should the Board of Directors elect to implement it, each stockholder will own a reduced number of shares of common stock. However, the Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split would result in any of our stockholders owning a fractional share as described above. Voting rights and other rights and preferences of the holders of our common stock would not be affected by the Reverse Stock Split (other than as a result of the rounding down to the next whole share in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the rounding down of share amounts in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. The number of stockholders of record would not be affected by the Reverse Stock Split.
The principal effects of the Reverse Stock Split would be that:
•each 4 to 15 shares of our common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by our Board of Directors) would be combined into one new share of our common stock;
•no fractional shares of common stock would be issued in connection with the Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split would receive a number of shares rounded down to the next whole share in lieu of the fractional share, as explained above;
•by reducing the number of shares of common stock outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will effectively increase the relative number of authorized but unissued shares, which the Board of Directors may use in connection with future financings or other issuances;
•based upon the Reverse Stock Split ratio selected by our Board of Directors, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards with respect to the number of shares of common stock subject to such award and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards;
•the number of shares of common stock authorized under the 2023 Equity Incentive Plan, the Amended and Restated 2013 Employee Stock Purchase Plan, and the 2023 Equity Inducement Plan, will be proportionately adjusted for the Reverse Stock Split ratio selected by our Board of Directors; and
•the number of stockholders owning “odd lots” of less than 100 shares of our common stock may potentially increase; odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.
However, we believe that the benefits of the Reverse Stock Split outweigh any potential negative effects.

Chegg, Inc.	38	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
Effect on Shares of Common Stock
For the purposes of providing examples of the effect of the Reverse Stock Split on our common stock, the following table contains approximate information (without accounting for the settlement of fractional shares), based on share information as of April 14, 2026, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our common stock authorized, outstanding, reserved for future issuance and not outstanding or reserved:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved

Pre-Reverse Stock Split	400,000,000	111,958,712	28,721,128	259,320,160
Post-Reverse Stock Split 1:4	400,000,000	27,989,678	7,180,282	364,830,040
Post-Reverse Stock Split 1:10	400,000,000	11,195,871	2,872,112	385,932,017
Post-Reverse Stock Split 1:15	400,000,000	7,463,914	1,914,741	390,621,345
After the Effective Time of the Reverse Stock Split, our DTC-eligible securities, including our common stock, will have new CUSIP numbers.
Effect on our Authorized Preferred Stock
The Reverse Stock Split, if implemented, would not affect the total authorized number of shares of our preferred stock or the par value of shares of our preferred stock, none of which are outstanding or reserved for issuance.
Effect on Outstanding Equity Awards and Equity Plans
If our stockholders approve the Reverse Stock Split and our Board of Directors decides to implement the Reverse Stock Split, as of the Effective Time and based on the Reverse Stock Split ratio selected by our Board of Directors, proportionate adjustments will be made to all then-outstanding equity awards with respect to the number of shares of common stock subject to such award and the exercise price thereof. In addition, the number of shares of common stock available for issuance under the 2023 Equity Incentive Plan, the Amended and Restated 2013 Employee Stock Purchase Plan, and the 2023 Equity Inducement Plan will be proportionately adjusted for the Reverse Stock Split ratio selected by our Board of Directors, such that fewer shares will be subject to such plans.
Reduction in Stated Capital
Pursuant to the Reverse Stock Split, the par value of our common stock would remain $0.001 per share. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to our common stock would be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, would remain unchanged.

Chegg, Inc.	39	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
Shares Held in Book-Entry and Through a Broker, Bank, or Other Holder of Record
The combination of, and reduction in, the number of our outstanding shares of common stock resulting from the Reverse Stock Split will occur automatically at the Effective Time without any additional action by our stockholders.
Upon the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a Broker) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these Brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a Broker, and you have any questions in this regard, we encourage you to contact such Broker.
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will be sent to your physical or email address of record as soon as practicable after the Effective Time, indicating the number of shares of our common stock you hold.
If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of our common stock or (2) post-Reverse Stock Split shares of our common stock in book-entry form, evidenced by a transaction statement that will be sent to your address of record indicating the number of shares of our common stock you hold. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) unless and until requested to do so.
Interests of Certain Persons in Matters to be Acted Upon
No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.
Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split
The Board of Directors reserves the right, notwithstanding stockholder approval of this Proposal 4 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. Such determination will be based on factors the Board of Directors deems appropriate, including our then-current stock price, the existing and expected marketability and liquidity of our common stock, prevailing market conditions, rule changes or guidance by the NYSE, and the likely effect on the market price of our common stock.

Chegg, Inc.	40	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
Required Vote; Effect of Proposal
This Proposal 4 will be approved if the votes cast "FOR" approval exceed the votes cast "AGAINST" approval. Proxies solicited by our Board of Directors will be voted FOR approval of this Proposal 4 unless otherwise specified.
No Dissenters’ Rights
Under Delaware law, stockholders cannot exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Material U.S. Federal Tax Consequences of the Reverse Stock Split
The following discussion is a summary of material U.S. federal income tax consequences of an implemented Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.
For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our common stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.
This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of our common stock as part of a straddle,

Chegg, Inc.	41	Proxy Statement for the 2026 Annual Meeting of Stockholders

PROPOSAL FOUR
hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired shares of our common stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to those beneficial owners that hold shares of our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).
If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our common stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our common stock, and any members of such an entity, are encouraged to consult their tax advisors.
PLEASE NOTE: BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
We intend to take the position that the Reverse Stock Split constitutes a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization:
•a U.S. Holder will not recognize gain or loss on the Reverse Stock Split;
•the aggregate tax basis of the shares of our common stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor; and
•the holding period of the shares of our common stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor.
U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of common stock that were acquired by a stockholder on different dates and at different prices. U.S. Holders that acquired shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.

Our Board of Directors recommends a vote “FOR” approval of Proposal No. 4 to approve an amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split.

Chegg, Inc.	42	Proxy Statement for the 2026 Annual Meeting of Stockholders

Security Ownership of Certain Beneficial Owners and Management

Unless indicated otherwise, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 1, 2026 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors or director nominees;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Percentage ownership of our common stock is based on 111,841,854 shares of our common stock outstanding on April 1, 2026. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to equity awards that are currently vested or will become vested within 60 days of April 1, 2026 to be outstanding and to be beneficially owned by the person holding the award for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

Chegg, Inc.	43	Proxy Statement for the 2026 Annual Meeting of Stockholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Chegg, Inc., 2261 Market Street STE 46218, San Francisco, CA 94114.

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage Owned (%)

NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Dan Rosensweig(1)	2,109,158	1.9
Nathan Schultz	—	*
David Longo(2)	531,462	*
Renee Budig(3)	143,917	*
Marne Levine(3)	178,540	*
Marcela Martin	87,518	*
Ted Schlein(3)	354,531	*
Directors and Executive Officers as a Group (6 persons)(4)	3,405,126	3.0
5% STOCKHOLDERS:
Galloway Capital Partners, LLC(5)	6,093,000	5.4
The Vanguard Group(6)	5,595,170	5.0

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)
Consists of (a) 2,035,316 shares held by Mr. Rosensweig, (b) 25,000 shares held by The Rosensweig Family Revocable Trust U/A/D 03-12-07 where Mr. Rosensweig is a Co-Trustee, and (c) 48,842 shares held by The Rosensweig 2012 Irrevocable Children's Trust U/A/D 11-06-12 where Mr. Rosensweig is a Co-Trustee.

(2)	Consists of (a) 406,462 shares held by Mr. Longo, and (b) and 125,000 restricted stock units held by Mr. Longo that will vest within 60 days of April 1, 2026.
(3)	Includes 58,175 shares underlying options currently exercisable or exercisable within 60 days of April 1, 2026.
(4)
Consists of (a) 3,152,620 shares and (b) 125,000 restricted stock units which are subject to vesting conditions expected to occur within 60 days of April 1, 2026, each of which are held by our directors and officers as a group.

(5)
In a Schedule 13D filed with the Securities and Exchange Commission on April 8, 2026, Galloway Capital Partners, LLC ("GCP"), Galloway Capital, LP and Bruce Galloway reported that, as of April 8, 2026, they have shared voting power and shared dispositive power over 6,093,000 shares. Bruce Galloway is the managing member of GCP, has sole voting and dispositive control of GCP and may be deemed to have beneficial ownership of the shares. Bruce Galloway is also the investment manager of Galloway Capital, LP. The principal business address for all entities is 650 NE 2nd Avenue, #3007, Miami, Florida 33132.

(6)
 In a Schedule 13G filed with the Securities and Exchange Commission on January 30, 2026, The Vanguard Group reported that, as of December 31, 2025, it has shared voting power over 653,023 shares and shared dispositive power over 5,595,170 shares. The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Chegg securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis). The principal business address for all entities affiliated with The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

Chegg, Inc.	44	Proxy Statement for the 2026 Annual Meeting of Stockholders

Our Management

The names of our executive officers, their ages as of April 14, 2026, and their positions are shown below.

Name	Age(2)	Position(s)

Dan Rosensweig (1)	64	President, Chief Executive Officer, and Member of our Board of Directors
David Longo	58	Chief Financial Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer and Corporate Secretary

(1)	Mr. Rosensweig was appointed President and Chief Executive Officer on October 27, 2025.
(2)	Age as of the Record Date of the 2026 Annual Meeting.
For information regarding Mr. Rosensweig, please refer to the "Proposal No. 1 — Election of Directors" section of this proxy statement above.
David Longo has served as our Chief Financial Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer since February 21, 2024, and has also served as our Corporate Secretary since March 2026. From December 2021 to February 2024, Mr. Longo served as our Vice President, Chief Accounting Officer, Corporate Controller, Principal Accounting Officer and Assistant Treasurer. Prior to joining the Company, Mr. Longo served as Chief Accounting Officer at Spire Global, Inc., a data and analytics company, from October 2021 to December 2021. From August 2020 to October 2021, Mr. Longo served as Chief Accounting Officer for Shutterfly, Inc., a digital retailer and manufacturer of personalized products and services, and from February 2013 to July 2020, he served in roles of increasing responsibility at CBS Inc. most recently as Senior Vice President, Controller at CBS Interactive, Inc., a division of CBS Inc. Prior to CBS, Mr. Longo held positions at Netflix and Deloitte. Mr. Longo holds a B.S. in Business Administration, with a concentration in accounting, from Boston University and is a licensed CPA.

Chegg, Inc.	45	Proxy Statement for the 2026 Annual Meeting of Stockholders

Executive Compensation

For fiscal year 2025 we qualified as a “smaller reporting company” under SEC rules and are therefore subject to reduced compensation disclosure requirements. However, in this proxy statement we have elected to provide additional, voluntary compensation disclosures to give stockholders a more complete understanding of the rationale, guiding principles, and policies used by our Compensation Committee and Board in determining 2025 compensation for our named executive officers. In connection with the non-binding advisory vote to approve executive compensation at this Annual Meeting (the “Say-on-Pay Vote”), we are providing this voluntarily disclosure to help stockholders make an informed decision. See Proposal 2 for the Say-on-Pay Vote.
In this section, we address our compensation program for our executive officers and specifically the compensation, as listed in the Summary Compensation Table that follows this discussion, paid or awarded to the following executive officers of our Company for the year ended December 31, 2025, who we refer to as our “named executive officers” or “NEOs”:

Name	Title

Dan Rosensweig (1)	President, Chief Executive Officer and Executive Chairman
David Longo	Chief Financial Officer
Nathan Schultz (2)	Former President and Chief Executive Officer

(1)	Mr. Rosensweig was re-appointed as our President and Chief Executive Officer on October 27, 2025.
(2)
On October 27, 2025, Mr. Schultz transitioned from the role of President and Chief Executive Officer to Executive Advisor to the Chief Executive Officer and the Board of Directors, a role he held until December 31, 2025 when he separated from the Company.

Business Overview
Chegg is a learning platform helping businesses bring new skills to their workforce and giving lifelong learners and students the skills and confidence to succeed. Focused on the skilling market, which is $40 billion and growing, Chegg offers innovative tools for workplace readiness, professional upskilling, and language learning. Chegg also continues to offer students artificial intelligence (AI)-driven, personalized support.
2025 Performance Highlights
This is a period of reinvention at Chegg. In 2025, Chegg made substantial progress repositioning the company for long‑term growth by organizing around two focused business units and establishing Chegg Skilling as its primary growth engine, and our legacy academic learning services, which we are managing to generate free cash flow. Together, we believe this structure gives us the financial flexibility to invest and grow opportunities within skilling while creating long-term stockholder value.

Chegg, Inc.	46	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Throughout the year, the Company advanced its strategy to serve the large and growing global skilling and language‑learning markets, introduced new AI‑enabled capabilities and platform enhancements, and continued to optimize its cost structure. Chegg ended 2025 with strong momentum in its skilling business, including double‑digit year‑over‑year revenue growth in the fourth quarter, and a more focused portfolio and leaner operating model that better aligns the Company’s resources with its strategic priorities.
The results of rebuilding the Company are reflected in the performance of our executive compensation programs. We continue to evolve our compensation programs to attract and retain an executive and leadership team that will reinforce our commitment to delivering products that serve our students and improved value to stockholders.
2025 Leadership Transitions
In October 2025, the Board approved a leadership transition in connection with the Company’s ongoing strategic review and restructuring. Dan Rosensweig reassumed the role of President and Chief Executive Officer of the Company, after previously serving as our Chief Executive Officer for 14 years before his transition in 2024 to Executive Chairman, and he continues to serve as our Executive Chairman. This leadership change was intended to leverage Mr. Rosensweig’s deep experience with Chegg and the education technology industry at a time of significant transition. The Board concluded that Mr. Rosensweig’s return to the Chief Executive Officer role would provide the continuity and judgment needed to lead the restructuring, navigate the impact of AI on the business, and focus on higher‑growth skilling opportunities.
Nathan Schultz, our former President and Chief Executive Officer, transitioned to the role of Executive Advisor to the Chief Executive Officer and the Board of Directors. Mr. Schultz served in this role through December 31, 2025 to support an orderly leadership transition and the Company’s next phase of strategic execution.
2025 Key Compensation Decisions
As the Compensation Committee continues its focus on aligning executives’ compensation with the Company’s overall business strategies, attracting and retaining highly qualified executives, and providing incentives that drive stockholder value, the Compensation Committee made the following key decisions with respect to executive compensation for 2025:
•Established Compensation for Our Chief Executive Officer. In connection with his appointment as Chief Executive Officer, the Compensation Committee entered into an offer letter which established 2025 compensation for Mr. Rosensweig that is focused on retention and is predominantly performance‑oriented.
•Adopted a New Annual Incentive Plan. At the start of 2025, the Compensation Committee adopted a new annual incentive plan for executive officers to better align pay outcomes with Chegg’s evolving strategic priorities and annual performance objectives.

Chegg, Inc.	47	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
•Implemented Retention Measures to Promote Stability and Long‑Term Alignment. The Compensation Committee implemented targeted actions, including executive retention agreements and a company‑wide retention program, to reinforce continuity during a period of transition.
◦In late December 2024, the Compensation Committee approved a company‑wide cash retention bonus program for all employees, including Mr. Longo and Mr. Schultz, to support stability through a period of significant transition.
◦In 2025, the Compensation Committee also approved a letter agreement for Mr. Longo that provided a retention cash bonus opportunity and increased his base salary. For more details, see "Letter Agreement with Mr. Longo, our Chief Financial Officer" below.
Stockholder Engagement and Results of 2025 Stockholder Advisory Vote to Approve Executive Compensation
We value the input of our stockholders on our compensation program, and we critically assess our compensation program taking into account such input. We engage with our stockholders on a variety of issues, including their views on our executive compensation practices. Our discussions with stockholders provide an opportunity for us to receive input regarding our executive compensation program design and to discuss the philosophy and structure of our executive compensation program.
We hold an advisory vote to approve executive compensation, or a say-on-pay vote, on an annual basis. Stockholders will have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years. Our next scheduled advisory vote on the frequency of future say-on-pay votes will be at the 2030 Annual Meeting of Stockholders. At the Annual Meeting of Stockholders in June 2025, 85.0% of the votes cast were “FOR” our executive compensation program. The Compensation Committee viewed the results of the 2025 say-on-pay vote as evidence that stockholders are satisfied with our executive compensation program.

Chegg, Inc.	48	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Compensation Practices
We designed our executive compensation program with the intention of aligning pay with performance, while balancing risk and reward. To help us accomplish these key objectives, we have adopted the following policies and practices:

What We Do
•Pay-for-Performance
•Prioritize stockholder alignment with a majority of pay mix allocated to an annual incentive program and equity compensation
•Use a representative and relevant peer group for assessing compensation
•Consider stockholder dilution, burn rate, and stock-based compensation expense in our equity compensation decisions
•Include caps on individual payouts in incentive plans
•Maintain a recoupment policy on cash or equity incentive awards in the event of a financial restatement
•Maintain stock ownership guidelines for our executive officers and non-employee directors
•Maintain a Compensation Committee comprised solely of independent directors
•Retain an independent compensation consultant
•Conduct stockholder outreach
•Conduct an annual say-on-pay vote

What We Don't Do
•Provide guaranteed annual salary increases or bonuses
•Provide excise tax gross-ups
•Provide defined benefit or contribution retirement plans or arrangements, other than our Section 401(k) plan which is generally available to all employees
•Provide excessive benefits and/or perquisites to our executive officers
•Include “single-trigger” vesting change of control provisions in equity awards
•Allow hedging or monetization transactions, such as zero cost collars and forward sale transactions

Compensation Philosophy and Objectives
Our executive compensation program is designed to:
•Attract, motivate and retain highly qualified executive officers in a competitive market;
•Reward the achievement of challenging business objectives; and
•Align our executive officers’ interests with those of our stockholders by providing a majority of total compensation in the form of equity awards.

Chegg, Inc.	49	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
We operate in a fast-paced, innovative education technology industry, which is an emerging category with very few public company peers in the United States. Our executive team possesses a unique mix of education software industry experience and the ability to scale for high growth and profitability. Our leaders are difficult to replace, and the market for executive talent is extremely competitive. To retain key talent and remain competitive, we provide compensation to our employees that recognizes and incentivizes high performance.
Our total direct compensation to our executive officers consists of three components: base salary, annual incentive and equity incentive compensation.
•Our base salaries provide a stable source of income and keep our compensation competitive.
•Our annual incentive plan is 100% performance‑based, tied solely to corporate financial metrics, capped at 100%, and provides no payout if results fall below the threshold goals.
•Our time-vesting and performance-based equity compensation provides an incentive for our executive officers to achieve both short-term and long-term corporate goals.
We believe that allocating a meaningful percentage of compensation to equity-based opportunities motivates our executive officers to create long-term stockholder value. To that end, our 2025 equity compensation is comprised of time-based RSUs and PSUs, with vesting of the PSUs based 25% on total net revenues, and 75% on adjusted EBITDA (defined as earnings before interest, taxes, depreciation and amortization or EBITDA, adjusted for share-based compensation expense, other income, net, acquisition-related compensation costs, impairment expense, restructuring charges, content and related assets charge, impairment of lease related assets, impairment of equity investment, and loss contingency).
Our total direct compensation is generally targeted at market competitive ranges, and while competitive market data informs the pay decisions of our Compensation Committee, it is not the determinative factor in setting our executives’ compensation. In setting compensation levels, our Compensation Committee further takes into account our financial and market performance on an absolute basis and relative to our peer group, as well as individual factors, including, but not limited to, job responsibilities and complexity of the role, contributions to Chegg, market competition for talent, experience and tenure.
Process for Setting Executive Compensation
Role of Our Compensation Committee
Our Compensation Committee is responsible for developing, implementing, and overseeing our compensation and benefit programs and policies, including administering our equity incentive plans. On an annual basis, the Compensation Committee reviews and approves compensation decisions relating to our executive officers, including our Chief Executive Officer, taking into consideration compensation on a role-specific basis, as well as relative to positions at a similar level and for the executive team overall, and our corporate financial performance and overall financial condition.
The Compensation Committee also evaluates risk as it relates to our compensation programs, including our executive compensation program.

Chegg, Inc.	50	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Role of Our Management
Our Chief Executive Officer reviews the annual performance of each executive (other than himself) and makes recommendations to the Compensation Committee regarding each executive’s cash and equity compensation. The Compensation Committee may modify individual compensation levels and components for executive officers and is not bound to accept our Chief Executive Officer’s recommendations.
Role of Our Independent Compensation Consultant
The Compensation Committee has retained Aon as its independent compensation consultant. The Compensation Committee has assessed the independence of Aon pursuant to SEC and NYSE regulations. In doing so, the Committee considered each of the factors set forth by the SEC and the NYSE with respect to a compensation consultant’s independence. The Committee also considered the nature and amount of work performed for the Committee and the fees paid for those services in relation to the firm’s total revenues. Based on its consideration of the foregoing and other relevant factors, the Committee concluded that there are no conflicts of interest, and that Aon is independent for purposes of the Dodd-Frank Act and other applicable SEC and NYSE regulations.
During 2024 and 2025, Aon was retained to, among other activities, review our compensation philosophy and objectives, develop an updated compensation peer group, gather and analyze compensation data for our compensation peer group, evaluate compensation practices and pay levels for our executives and non-employee directors, and review and recommend certain compensation arrangements with our executives. In the course of fulfilling these responsibilities, representatives of Aon attended Compensation Committee meetings and met with management from time to time to gather relevant information.
2025 Compensation Peer Group
Our Compensation Committee considered market data compiled by Aon to help inform its determination of the key components of our executive compensation program and to develop a program that it believes will enable us to compete effectively for new executives and retain existing executives. In general, this market data consists of compensation information from both broad-based third-party compensation surveys and a compensation “peer group.” Our peer group for purposes of making determinations with respect to 2025 compensation consists of companies that are similar to us in revenue, and market capitalization, with a focus on maintaining year-over-year consistency when possible. While Chegg is classified by MSCI and S&P under the Global Industry Classification Standard ("GICS") in the “Education Services” sub-industry, our peer group and competitive market consists primarily of other software, SaaS, and internet companies. Therefore, the industries considered for our peer group extend beyond Education Services and also include companies with the following GICS classifications: “Application Software,” “Interactive Media and Services,” “Human Resource and Employment Services” and “Systems Software.”
Each year, the Compensation Committee, with the assistance of its independent compensation consultant, conducts an annual review of the compensation levels and practices of our peer companies. As part of the review, the Compensation Committee assesses our compensation peer group to ensure the constituents continue to generally meet the selection criteria listed above. For the 2025 compensation peer group, the Compensation Committee approved changes to the peer group in October 2024, taking into account Chegg’s market capitalization and revenue.

Chegg, Inc.	51	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Based on the peer group analysis performed in 2024, four companies were removed from the peer group as they no longer fit the selection criteria (Box, Inc., Qualys, Inc., RingCentral, Inc. and Yelp, Inc.), while nine companies were added as having characteristics that were more similar to Chegg (A10 Networks, Inc., Adtalem Global Education Inc., Laureate Education Inc., Perdoceo Education Corporation, SecureWorks Corp., Skillsoft Corp., Strategic Education, Inc., Vimeo, Inc. and Xperi, Inc.). Four companies that ceased to be publicly traded were removed from the 2025 peer group (Alteryx, Inc., Everbridge, Inc., Model N, Inc. and 2U, Inc.). Chegg was in the 59th percentile of the peer group’s revenues for the trailing four quarters and in the 13th percentile of the peer group’s market capitalization.
For our 2025 compensation decisions, our peer group consisted of the 20 companies set forth below:

A10 Networks, Inc.	Digital Turbine, Inc.	Progress Software Corporation	Udemy, Inc.
Adtalem Global Education Inc.	Laureate Education Inc.	SecureWorks Corp.	Vimeo, Inc.
Blackbaud, Inc.	LivePerson, Inc.	Skillsoft Corp.	Xperi Inc.
Cerence Inc.	Perdoceo Education Corporation	Strategic Education, Inc.	Yext, Inc.
Coursera, Inc.	PowerSchool Holdings, Inc.	Stride, Inc.	ZipRecruiter, Inc.
The peer group information serves as a data point in determining the appropriate pay mix and overall compensation, but the Compensation Committee does not seek to align its compensation against the median or any specific company member of our compensation peer group. The Compensation Committee believes that the compensation practices of our peer group provided us with appropriate compensation reference points for evaluating and determining the compensation of our NEOs during 2025. Consistent with best practices for corporate governance, the Compensation Committee will review our peer group annually.
In addition to the peer group criteria above, the Compensation Committee also referenced general and specific industry surveys from other sources. The market data is used both as a reference point and to provide information on the range of competitive pay levels and current compensation practices in our industry.
Compensation in Connection with the 2025 Executive Leadership Transitions
Dan Rosensweig Transition – President, Chief Executive Officer and Executive Chairman of the Board
In connection with his appointment as President and Chief Executive Officer effective October 27, 2025, the Compensation Committee entered into an offer letter with Mr. Rosensweig providing him with new compensation arrangements. The Compensation Committee kept Mr. Rosensweig’s salary at $850,000, which was the same salary the Board had approved for his role as Executive Chair, and did not provide any annual bonus opportunity, resulting in approximately 17% of his target compensation being delivered in cash and more than 80% being delivered as a long-term incentive award.

Chegg, Inc.	52	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
In addition, the Compensation Committee structured Mr. Rosensweig’s long-term incentive awards so that approximately 70% is granted in the form of performance-based restricted stock units (PSUs) that vest only upon achievement of rigorous multi‑year stock‑price goals, with the remaining 30% in multi‑year time‑based restricted stock units (RSUs). This design aligns his realizable pay with long‑term stockholder value creation and his continued service as Chief Executive Officer. The Committee awarded 1,650,000 RSUs with a grant date value of $1,683,000, and 3,850,000 PSUs with a grant date fair value of $2,387,000 (determined using a Monte Carlo simulation model), which will only vest upon achievement of specified goals. The Compensation Committee sought, in particular, to structure the equity grant in order to provide a competitive compensation package that would promote Mr. Rosensweig’s long-term retention with our Company and provide alignment with our stockholders.
In addition, pursuant to the CEO Agreement we entered into with Mr. Rosensweig effective October 27, 2025, Mr. Rosensweig became eligible for the Chegg, Inc. Severance Plan (the "Severance Plan"). See "Severance Arrangements", below for more detail.
Letter Agreement with Mr. Longo, our Chief Financial Officer
In November 2025, the Compensation Committee approved a letter agreement with our Chief Financial Officer, Mr. Longo, to support leadership continuity during a period of strategic transition. As Chegg is undergoing a critical transition, the Board viewed retaining an experienced Chief Financial Officer as essential to managing the Company’s restructuring, capital allocation, and overall financial risk. Given limitations on the use of equity resulting from Chegg’s stock price and available share reserve, the Compensation Committee approved a balanced mix of retention and performance-based incentives, in the form of both cash and equity, to help ensure continuity in this key role, while keeping Mr. Longo’s total compensation reasonable relative to market.
Under the letter agreement, the Compensation Committee increased Mr. Longo’s annual base salary from $680,000 to $750,000, effective November 16, 2025. In addition, the Compensation Committee awarded Mr. Longo up to four quarterly cash retention bonuses of $250,000 each, which are payable if Mr. Longo remains employed through each of four specified retention dates in November 2025, February 2026, May 2026, and August 2026. See “Company-Wide Retention Program” for details regarding the additional retention bonus that Mr. Longo received in 2025 pursuant to a Company-wide retention plan for all employees.
The letter agreement also provided for an additional equity award that consisted of RSUs and PSUs, with grant date values of $510,000 and $310,000, respectively.
Finally, in addition to the severance benefits, Mr. Longo may become entitled to under the Severance Plan, if he becomes entitled to severance benefits due to an involuntary termination in connection with a change in control, he will receive a lump sum cash severance bonus of $500,000, payable within 30 business days following the closing of the applicable transaction, subject to the same conditions that apply to his severance benefits generally.

Chegg, Inc.	53	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Nathan Schultz Transition – Transition to Executive Advisor
Effective October 27, 2025, Mr. Schultz transitioned from his position as Chief Executive Officer and director to serve as Executive Advisor through December 31, 2025. During the transition period, he continued to receive his existing salary, benefits, and vesting under his outstanding equity awards. Upon termination, he received separation benefits consistent with the terms of the Severance Plan for a termination without cause, including fully vesting in his restricted stock units and being eligible to vest in the performance stock units with a performance period which ended December 31, 2025. He also received his retention bonus under the Company-wide retention plan for all employees.
Elements of 2025 Compensation
Consistent with our compensation philosophy and objectives, we provide compensation to our Chief Executive Officer and our other executive officers in the form of base salaries, annual bonuses, and RSUs and PSUs. Our equity incentive compensation is intended to tie the majority of our executive officers’ pay to the delivery of stockholder value. Additionally, in December 2024, the Compensation Committee approved a company-wide cash retention bonus program for all employees.
Base Salaries
We pay an annual base salary to each of our executive officers in order to attract and retain executive talent and provide them with a fixed and stable rate of cash compensation during the year. The base salary for any newly hired executive officer is established through arm’s-length negotiations at the time the executive officer is hired, considering the position and the executive’s experience, qualifications and the competitive market. Base salaries for our continuing executive officers are typically reviewed by the Compensation Committee (annually, or, on occasion, semi-annually) during the first or last quarter of the calendar year, or during times of executive officer transition such as the chief executive officer transition that occurred during 2025. The Compensation Committee takes into consideration a variety of factors when determining base salary adjustments, including our compensation objectives, each executive’s responsibilities and individual performance, and the compensation peer group and third-party survey market analysis provided by the Compensation Committee's independent compensation consultant, as well as the Company’s needs and business outlook.
During the first quarter of 2025, the Compensation Committee reviewed the cash compensation of each of our then-serving NEOs using the factors described above, and determined that the existing salaries remained appropriate. However, later in the year the Compensation Committee determined that adjustments to Mr. Longo’s compensation were necessary in connection with his November 2025 agreement. Additionally, the Compensation Committee did not change Mr. Rosensweig’s compensation when he transitioned from Executive Chair to CEO. As such, the Compensation Committee established the following salaries for the NEOs for 2025.

Chegg, Inc.	54	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION

Named Executive Officer	Base Salary at End of 2025 ($)	Base Salary at End of 2024 ($)	Change (%)

Dan Rosensweig	850,000	850,000	0
David Longo(1)	750,000	680,000	10.3
Nathan Schultz	1,000,000	1,000,000	0

(1)
Mr. Longo’s base salary increase was not effective initially upon setting his 2025 compensation. His base salary remained the same as in 2024 until the Compensation Committee approved an increase to $750,000 as of November 16, 2025 in connection with his 2025 retention agreement. The Compensation Committee had not previously increased his salary for 2025.

Company-Wide Retention Program
The Compensation Committee approved retention measures to support stability during a period of significant transition, including a company‑wide cash retention bonus program implemented in December 2024. Under this program, all employees, including senior executives, were eligible for a cash retention bonus, with senior executives eligible for 15% of base salary and all other employees eligible for 10% of base salary. These bonuses were payable upon completion of 12 months of service during 2025 and continued employment through December 31, 2025. Mr. Longo earned and received a retention bonus of $103,313, and our former Chief Executive Officer, Mr. Schultz, earned and received a retention bonus of $150,000. Mr. Rosensweig was not eligible for this retention program. The retention program is no longer in effect for 2026.
Annual Incentive Program
In light of the evolving dynamics in our industry and Chegg’s ongoing strategic transition, the Compensation Committee established a new 2025 annual incentive program for Mr. Longo and Mr. Schultz in December 2024. Mr. Rosensweig was not eligible for the annual incentive program in 2025.
The annual incentive program used two objective financial measures: total net revenues (25% weighting) and adjusted EBITDA (75% weighting)—with 50% of each executive’s target annual cash incentive tied to performance in the first half of the year (H1) and the remaining 50% tied to performance in the second half (H2).
The Compensation Committee adopted this bifurcated structure for the year so that bonus goals would remain relevant and appropriately demanding in a business that can change quickly, rather than relying on a single set of full‑year goals that might become too easy or no longer realistic. Given the significant uncertainty facing the business and the difficulty of setting precise goals at the start of the year, the Compensation Committee adopted a straightforward structure with a threshold and a target performance level for each half of the year. Each half of the year is measured separately, and any bonus not earned for one period cannot be made up in the other, which was intended to promote steady performance throughout the year.

Chegg, Inc.	55	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Under the program, no bonus would be earned unless performance reached at least a threshold level, at which point 50% of the target opportunity is paid; payouts between threshold and target are determined on a straight‑line, interpolated basis. In addition, payouts for each metric are capped at 100% of target, regardless of actual attainment. The Compensation Committee believes this design enhances pay‑for‑performance alignment and serves as an important risk‑management tool, ensuring that incentive outcomes remain appropriately rigorous, responsive to Chegg’s changing business conditions, and aligned with stockholder interests.
2025 Annual Bonus Metric and Payout: H1- First Six Months

Metric	Overall Weighting	Period	Threshold ($M)	Target ($M)	Actual	Attainment (%)	Payout (%)

2025 Total Net Revenues	25%	H1- First Six Months	207.1	218.0	226.5	103.9	100.0
2025 Adjusted EBITDA	75%	H1 – First Six Months	22.5	25.0	42.4	165.2	100.0
Total							100.0
2025 Annual Bonus Metric and Payout: H2 - Second Six Months

Metric	Overall Weighting	Period	Threshold ($M)	Target ($M)	Actual	Attainment (%)	Payout (%)

2025 Total Net Revenues	25%	H2 – Second Six Months	181.0	191.0	150.4	0.0	0.0
2025 Adjusted EBITDA	75%	H2 – Second Six Months	13.5	15.0	26.2	174.7	100.0
Total							75.0%
Annual Incentive Achievement and Payout Levels
The Compensation Committee set annual bonus targets at 15% of salary, which is a lower percentage of salary than typical market practice. The Committee adopted this structure, particularly in the early years of this design, to help maintain a balanced overall cash compensation opportunity while still providing a meaningful performance-based incentive. The following table shows the target opportunity achievement, and amount payable for each of Mr. Longo and Mr. Schultz.

Named Executive Officer	Period	Target Opportunity ($)	Bonus Target (as % of Earnings)	Metric Achievement (%)	Payable Amount ($)

David Longo	H1- First Six Months	340,000	15	100	51,000
	H2- Second Six Months	348,750	15	75	39,234
Nathan Schultz	H1- First Six Months	500,000	15	100	75,000
	H2- Second Six Months	500,000	15	75	56,250(1)
(1) This amount was paid as part of Mr. Schultz's severance payment.

Chegg, Inc.	56	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Equity Incentive Compensation
The Compensation Committee believes that equity compensation should represent a significant amount of our executive officers’ total compensation so that the interests of our executive officers are aligned with those of our stockholders. Executive officers are initially granted an equity award, generally in the form of RSUs, when they join us, based on their position and their relevant prior experience. Thereafter, equity awards are generally granted annually to eligible executive officers.
The Compensation Committee routinely evaluates and considers the type of awards granted under our equity incentive program and may, in the future, decide that other types of awards or a different mix of awards are appropriate to provide incentives to our executive officers. In January 2025, Mr. Schultz and Mr. Longo each received a regular annual equity award. Both Mr. Rosensweig and Mr. Longo received off-cycle equity awards later in the year in connection with their respective letter agreements.
2025 Restricted Stock Units (RSUs)
We grant RSUs because they provide retentive value for our executive officers and are linked to creating stockholder value as the award value increases with our stock price appreciation.
As part of the annual grant cycle, the Compensation Committee recommended, and the Board subsequently approved, a grant of 1,000,000 time-based RSUs to each of Mr. Schultz and Mr. Longo, with a grant date value of $1.5 million, which was granted on January 14, 2025. The restricted stock awards were designed to promote retention over a two-year period, with 50% of the RSUs vesting on January 12, 2026, and the remaining 50% vesting in four equal quarterly installments over the following 12 months. The vesting of the RSU awards was subject to the officer's continued service through each vesting date. Mr. Schultz’s RSUs were fully vested in accordance with his Transition and Separation Agreement.
Mr. Longo also received a retention equity grant of 500,000 RSUs on November 17, 2025, and Mr. Rosensweig received a grant of 1,650,000 RSUs on November 17, 2025, in connection with his transition from Executive Chair to Chief Executive Officer. These RSUs vest over three years, with one‑third of the award vesting after one-year, and the remaining two‑thirds vesting in equal quarterly installments thereafter, subject to continued employment with the Company.
2025 Performance-Based Restricted Stock Units (PSUs)
PSUs awarded in 2025 to Mr. Rosensweig and Mr. Longo were divided into four tranches that can be earned only if Chegg’s stock price achieves and sustains increasingly higher stock‑price hurdles during a three‑year performance period beginning October 2025. Any earned PSUs vest in two installments, with tranches earned during the first 18 months vesting in April 2027 and any remaining earned tranches vesting in October 2028, subject to continued employment and Compensation Committee certification. Performance is measured at two points: the first at 18 months after grant and the second at 36 months after grant. Any PSUs not achieved by the second measurement date are automatically forfeited.

Chegg, Inc.	57	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION

Tranche	Performance Goal (1)	Vesting Date
1st Tranche	50% increase in stock price over October 28, 2025 closing price	April 2027 (if goal achieved within the first 18 months)
2nd Tranche	75% increase in stock price over October 28, 2025 closing price
3rd Tranche	100% increase in stock price over October 28, 2025 closing price	October 2028 (if goal achieved within the last 18 months)
4th Tranche	125% increase in stock price over October 28, 2025 closing price

(1)	PSUs will be earned only if the volume-weighted average stock price equals or exceeds the performance goal over a sixty-trading-day period.
2024 PSUs - Fiscal Year 2025 Performance-Based Restricted Stock Units Payout for Mr. Schultz
In June 2024, Mr. Schultz was granted PSUs that were subject to the achievement of specified performance goals. These 2024 PSUs were allocated into two equal tranches. Each tranche is measured over a separate performance period, with the first tranche based on 2024 performance and the second tranche based on 2025 performance.
As described in detail in the Compensation Discussion and Analysis of our 2025 Proxy Statement, for the first tranche the Committee selected three equally weighted performance metrics: (1) fiscal year 2024 total net revenue, (2) fiscal year 2024 adjusted EBITDA, and (3) fiscal year 2024 free cash flow. And as detailed in our 2025 Proxy Statement, we achieved a weighted-average payout of 17.4% of target for the first tranche of the 2024 PSUs, and the corresponding award was distributed in June 2025.
In 2025, the Compensation Committee set the fiscal 2025 performance metrics for the second tranche of Mr. Schultz’s 2024 PSUs. For the second tranche of the 2024 PSU awards, the Compensation Committee decided to use the same fiscal 2025 metrics of revenue and adjusted EBITDA, and the same threshold and target measures as the Committee adopted for the annual incentive plan. Mr. Schultz’s Transition and Separation Agreement provided for continued vesting of the 2024 PSU on the regular vesting dates, with half vesting in June 2026, and the remaining half vesting in June 2027.
Payouts of the PSUs are determined on a linear basis between the threshold and target, and target and maximum level for each of H1 and H2, as shown in the tables below:
2025 Performance Period Metrics: H1- First Six Months

Metric	Overall Weighting	Period	Threshold ($M)	Target ($M)	Maximum ($)	Actual ($M)	Attainment (%)	Weighted Achievement (%)

2025 Total Net Revenues	25%	H1- First Six Months	207.1	218	228.9	226.5	139	34.8
2025 Adjusted EBITDA	75%	H1 – First Six Months	22.5	25	27.5	42.4	150	112.5
H1 Result								147.3

Chegg, Inc.	58	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
2025 Performance Period Metrics: H2 - Second Six Months

Metric	Overall Weighting	Period	Threshold ($M)	Target ($M)	Maximum ($)	Actual ($M)	Attainment (%)	Weighted Achievement (%)

2025 Total Net Revenues	25%	H2 – Second Six Months	181	191	201.0	150.4	0	0
2025 Adjusted EBITDA	75%	H2 – Second Six Months	13.5	15	16.5	26.2	150	112.5
H2 Result								112.5
In April 2026, the Compensation Committee certified our financial performance with respect to the second tranche of Mr. Schultz’s 2024 PSUs. The Committee determined that we achieved the following results, resulting in a weighted average payout of 129.9% of target:
2025 Performance-Based Restricted Stock Units Payout - Tranche 2

Target Number of Shares Eligible to Vest for Mr. Schultz	H1 Weighted Achievement (%)	H2 Weighted Achievement (%)	H1 + H2 Blended Achievement (%)	Resulting Number of Shares Eligible to Vest (#)

206,250	147.3	112.5	129.9	267,919
Mr. Schultz’s Transition and Separation Agreement provided for continued vesting of the above-described 2024 PSU on the regular vesting dates, with half vesting in June 2026, and the remaining half vesting in June 2027.
Benefits and Perquisites
Our NEOs participate in the same employee benefit and retirement programs that are generally provided to all other employees, including our 401(k) plan, employee stock purchase plan, health care plans, life insurance plan, and other welfare benefit programs. We do not provide additional benefits or perquisites to our NEOs that are not made available to other employees.
Our 401(k) plan, which is a qualified defined contribution retirement plan offered to all eligible employees, including our NEOs, allows participants to elect to defer a portion of their compensation on a pre-tax basis, up to the limits imposed by the Code. In 2025, we provided a 401(k) match to our employees of 100% of deferrals up to 4% of compensation (subject to IRS limits).
Severance and Change in Control Benefits
Effective October 17, 2024, we adopted a Severance Plan in which each NEO participates (the "Covered Employees"). Messrs. Longo and Schultz have been eligible for the Severance Plan since its adoption and Mr. Rosensweig became eligible upon the effectiveness of his October 27, 2025 offer letter. These arrangements provide, as applicable, cash severance benefits and equity award vesting acceleration in the event of certain terminations of employment both outside a change-of-control and in connection with a change-of-control (i.e., double-trigger severance protections). We do not provide “single trigger” protections or tax gross-ups if an executive is subject to excise taxes as a result of severance or change-of-control benefits.

Chegg, Inc.	59	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Upon the termination of a Covered Employee’s employment for any reason, the Covered Employee will be entitled to receive (a) any earned but unpaid base salary, and (b) any vested employee benefits in accordance with the terms of the applicable employee benefit plan or program.
In the event of a “qualifying termination", which is an involuntary termination by the Company without “cause” (as defined in the Severance Plan) or a resignation by the NEO for “good reason” (as defined in the Severance Plan), or a qualifying termination in connection with a change in control, Covered Employees under the Severance Plan will receive the benefits described below. However, an NEO’s change-in-control payments will be automatically reduced to the highest amount that avoids the 20% golden parachute excise tax, but only if this reduction results in a higher net after-tax benefit compared to receiving the full payment and paying the tax.
The Severance Plan defines a “change in control” as “corporate transaction” in the 2023 Equity Incentive Plan, which includes: (i) the acquisition of 50% or more of the Company’s voting securities, (ii) the sale or other disposition of all or substantially all of the Company’s assets, (iii) certain mergers or consolidations with another company, (iv) a transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code, or (v) a change in the effective control of the Company that occurs when a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election.
All severance payments and benefits under the Severance Plan are subject to the Covered Employee executing a release of claims.
Base Salary Severance
The Covered Employee will receive a cash lump sum payment equal to the product of (i) such Covered Employee’s annual base salary rate as in effect on the date of the qualifying termination (disregarding for this purpose any decrease in annual base salary constituting Good Reason) and (ii) the relevant severance factor set forth in the table below.
In addition, Mr. Longo's November 14, 2025 letter agreement provides for an additional transaction bonus payment of $500,000, if he is terminated in connection with a change in control.
Bonus Plan Severance
If the Covered Employee is eligible for an annual bonus under the Company’s annual incentive plan during such Covered Employee’s employment termination year, then the Covered Employee will receive an additional cash lump sum payment equal to: (i) the Covered Employee’s pro rata target annual bonus for the year of termination, calculated by multiplying the Covered Employee’s target annual bonus as of the date of termination by a fraction, the numerator of which is the number of days worked in the performance year and the denominator of which is 365; plus (ii) such Covered Employee’s target annual bonus for the year of termination multiplied by the relevant severance factor set forth in the table below, minus any earned bonuses paid during the Covered Employee's employment.

Chegg, Inc.	60	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Continued COBRA Coverage
If the Covered Employee timely elects continued group health plan continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), the Company will pay the Covered Employee’s premiums on behalf of the Covered Employee for the Covered Employee’s continued coverage under the Company’s group health plans, including coverage for the Covered Employee’s eligible dependents, as set forth in the table below, or, in any such case, until such earlier date on which the Covered Employee becomes eligible for health coverage from another employer or ceases to be eligible for COBRA coverage for any reason.

	Base Salary Factor		Bonus Plan Factor		Continued COBRA Coverage
Termination Type and Timing	CEO	NEO	CEO	NEO	CEO	NEO

Qualifying Termination in Connection with a Change in Control on or before October 17, 2026	1.5x	1.25x	1.5x	1.25x	18 months	15 months
Qualifying Termination in Connection with a Change in Control after October 17, 2026	1.5x	1.0x	1.5x	1.0x	18 months	12 months
Qualifying Termination Not in Connection with a Change in Control on or before October 17, 2026	1.25x	1.25x	1.25x	1.25x	15 months	15 months
Qualifying Termination Not in Connection with a Change in Control after October 17, 2026	1.0x	1.0x	0	0	12 months	12 months
Equity Vesting
Involuntary Termination in Connection with a Change in Control
In the event of a qualifying termination in connection with a change in control, each of the Covered Employee’s then-outstanding, unvested time-vesting awards and performance awards for which the level of achievement has been determined will accelerate and become vested and exercisable or settled with respect to one hundred percent (100%) of the unvested shares subject thereto. Performance awards for which the performance level has not yet been determined will accelerate and become vested and exercisable or settled (if at all) as set forth in the terms of the applicable award agreement; provided, however, that any such awards whose measurement periods have not been completed as of the change in control, do not specify the calculation of performance upon a change in control, the performance will be deemed achieved at either the target level of performance described in the applicable award agreement or at the actual level of performance achieved under the terms of the applicable award agreement, if such performance is determinable as of immediately prior to the change in control, and the resulting number of achieved PSUs will accelerate and become vested in full.
Qualifying Termination Not in Connection with a Change in Control
In the event of a qualifying termination not in connection with a change in control, each of the then-outstanding, unvested time-vesting awards and performance awards for which the level of achievement has been determined held by the Covered Employee will accelerate and become vested and exercisable or settled with respect to the number of unvested shares subject thereto that would have vested had the Covered Employee continued in employment with the Company following the Covered Employee’s qualifying termination for twelve (12) months.

Chegg, Inc.	61	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides information regarding all compensation awarded to, earned by or paid to our NEOs for all services rendered in all capacities to us during fiscal years 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)

Dan Rosensweig	2025	850,000	—	4,070,000	—	14,000	4,934,000
President, Chief Executive Officer and Executive Chairman	2024	954,167	—	1,436,250	—	13,800	2,404,217
David Longo	2025	688,750	353,313	2,320,000	90,234	14,000	3,466,297
Chief Financial Officer	2024	651,813	—	1,899,998	—	13,800	2,565,611
Nathan Schultz	2025	1,000,000	150,000	1,500,000	75,000	1,944,769	4,669,769
Former President and Chief Executive Officer	2024	958,333	—	3,159,750	—	13,800	4,131,883

(1)
The amounts reported in this column represent a $250,000 retention bonus paid to Mr. Longo pursuant to his letter agreement, and $103,313 paid to Mr. Longo and $150,000 paid to Mr. Schultz pursuant to the Company-wide cash retention program.

(2)
The amounts reported in this column represent the aggregate grant date fair value of RSU and PSU awards granted under our 2023 Equity Incentive Plan, as computed in accordance with ASC 718. For fiscal year 2025, the amounts include PSUs granted to Mr. Rosensweig and Mr. Longo that will become vested only if our stock price reaches sustained stock price hurdles of 50%, 75%, 100%, and 125% above our October 28, 2025 stock price. A tranche of the total number of PSUs will become vested only as of a measurement date that is 18 months or 36 months following the grant date, subject to Mr. Rosensweig's or Mr. Longo's service until that date, and only if the volume weighted average closing price per share of stock equals or exceeds the target stock price over a sixty day trading period. If any PSUs have not vested by the end of the term of the award, they will be forfeited and Mr. Rosensweig and Mr. Longo will not realize the value of such PSUs. The PSUs are valued on the probable outcome of the market-condition goals, determined using a Monte Carlo simulation model. For information regarding assumptions, factors and methodologies used in our computations pursuant to Topic 718, see Note 2 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. The value of the PSU awards at the grant date assuming that the highest level of performance conditions will be achieved was $3,927,000 for Mr. Rosensweig and $510,000 for Mr. Longo.

(3)
The amounts in the column represent our contributions to the account under our 401(k) plan for each NEO. For fiscal year 2025, for Mr. Schultz, the amounts further include (1) $1,700,000 paid under his Transition and Separation Agreement under which Mr. Schultz was eligible for separation payments and benefits pursuant to the termination “other than for Cause” provisions of the Chegg, Inc. Severance Plan (the "Severance Plan") that apply when the qualifying termination occurs within two years following adoption of the Severance Plan and is not in connection with a “Change in Control” (all terms as defined in the Severance Plan) and (2) $230,769 paid as a lump sum in connection with the termination of the Chegg, Inc. sabbatical program, under which all employees with more than 10 years of service who had not yet taken a sabbatical received a cash payment equal to the salary they would have earned during their sabbatical period.

Chegg, Inc.	62	Proxy Statement for the 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Outstanding Equity Awards at December 31, 2025
The following table provides information with respect to outstanding equity awards as of December 31, 2025 with respect to our NEOs. Please see “Proposal No. 4  Approval of an Amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split” for disclosure on the proportionate adjustments that would be made to outstanding equity awards if the Reverse Stock Split (as defined in this proxy statement) is approved by our stockholders at the 2026 Annual Meeting and our Board of Directors decides to implement the Reverse Stock Split.

		Stock Awards

	Grant Date	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares that Have Not Vested ($)(1)
Name

Dan Rosensweig	06/01/2024 (2)	10,850	10,091	—	—
	06/01/2024 (3)	105,469	98,086	—	—
	11/17/2025 (4)	1,650,000	1,534,500	—	—
	11/17/2025 (5)	—	—	3,850,000	3,580,500
David Longo	1/12/2022 (6)	3,230	3,004	—	—
	1/14/2025 (7)	1,000,000	930,000	—	—
	11/17/2025 (4)	500,000	465,000	—	—
	11/17/2025 (5)	—	—	500,000	465,000
Nathan Schultz	6/01/2024 (8)	267,919	249,165	—	—

(1)	The market price for our common stock is based on the closing price per share of our common stock as listed on the New York Stock Exchange on December 31, 2025 of $0.93.
(2)
The shares subject to the PSU award were earned upon achievement by December 31, 2024 of Company performance metrics consisting of Chegg Services Revenue, adjusted EBITDA, and free cash flow as approved by the Compensation Committee. The Compensation Committee determined that the weighted average percentage of 17.36% of the measurements was achieved, therefore a weighted average of 17.36% of the shares subject to the PSU award were earned. One-third of the achieved shares vested on June 12, 2025, and the remaining tranches shown in the table above vest on June 12, 2026 and June 12, 2027, subject to Mr. Rosensweig's continued service up to and through each vesting date.

(3)
One-half of the originally granted RSUs vested on June 12, 2025 and 6.25% vest on each quarterly anniversary thereafter. The vesting is subject to Mr. Rosensweig’s continued service up to and through each vesting date.

(4)
One-third of the RSUs will vest on November 11, 2026, and 8.33% shall vest each quarterly anniversary thereafter. The vesting is subject to the NEO's continued service up to and through each vesting date.

(5)
The shares subject to the PSU award shall be earned only if our stock price reaches sustained stock price hurdles of 50%, 75%, 100%, and 125% above our October 28, 2025 stock price. A tranche of the total number of PSUs will become vested only as of a measurement date that is 18 months or 36 months following the grant date, subject to the NEO’s continued service until that date, and only if the volume weighted average closing price per share of stock equals or exceeds the target stock price over a sixty day trading period.

(6)	The shares vested on January 12, 2026.
(7)
One half of the shares vested on January 12, 2026, and 12.5% shall vest in quarterly installments thereafter. The vesting is subject to Mr. Longo's continued service up to and through each vesting date.

(8)
The shares subject to the PSU award were earned upon achievement by December 31, 2025 of Company performance metrics consisting of Chegg Total Net Revenue and adjusted EBITDA, as approved by the Compensation Committee. The Committee determined that the weighted average payout of 129.9% of target was achieved. One-half of the achieved shares shall vest on each of June 12, 2026 and June 12, 2027.

Chegg, Inc.	63	Proxy Statement for the 2026 Annual Meeting of Stockholders

Pay Versus Performance Disclosure

Pay Versus Performance Disclosure
Provided below is our “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. We are reporting as a “smaller reporting company” as defined under the U.S. federal securities laws. As such, and as required by Item 402(v), we have included:
•A table that compares the total compensation of our NEOs as presented in the Summary Compensation Table (“SCT”) for each of the last three fiscal years to their pay calculated in accordance with Item 402(v) (referred to as “Compensation actually paid”, or “CAP”) and that compares their CAP to specified performance measures; and
•Graphs that describe the relationships between CAP and our cumulative total stockholder return (“TSR”) and GAAP Net (Loss) Income.
This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the NEOs, but rather is a value calculated under applicable SEC rules. Please refer to our narrative describing our "Executive Compensation" for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.
Pay Versus Performance Table
In accordance with Item 402(v), we provide the following disclosures for the Company's current and former Chief Executive Officers (our Principal Executive Officers or “PEOs”) and the average of our NEOs other than the PEO (“non-PEO NEOs”) for 2025, 2024, and 2023.

Fiscal Year	Summary Compensation Table Total for PEO Dan Rosensweig(1) ($)	Compensation Actually Paid to PEO Dan Rosensweig(2) ($)	Summary Compensation Table Total for PEO Nathan Schultz (1) ($)	Compensation Actually Paid to PEO Nathan Schultz(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($)	Average Compensation Actually Paid to non-PEO NEOS(3) ($)	Total Stockholder Return(4) ($)	Net (Loss) Income (in millions) ($)

2025	4,934,000	4,620,667	4,669,769	3,748,474	3,466,297	2,637,018	3.68	(103)
2024	2,404,217	196,478	4,131,883	(693,309)	1,086,343	234,181	6.37	(837)
2023	4,779,849	(688,671)	—	—	3,104,169	196,528	44.95	18

(1)
Dan Rosensweig served as PEO during 2023 until May 31, 2024. Nathan Schultz served as PEO from June 1, 2024, until October 27, 2025. Dan Rosensweig reassumed the PEO role effective October 27, 2025. The non-PEO for 2025 was David Longo. The non-PEO NEOs for 2024 were David Longo, Andrew Brown and Esther Lem. The non-PEO NEOs for 2023 were Andrew Brown, Nathan Schultz, John Fillmore and Esther Lem.

Chegg, Inc.	64	Proxy Statement for the 2026 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE

(2)	To calculate CAP to the PEOs the following adjustments were made to SCT Total Compensation:

PEO	Summary Compensation Table Total for PEO ($)	Deductions from Summary Compensation Table Total(a) ($)	Total Adjustments ($)	Compensation Actually Paid to PEO ($)

Dan Rosensweig	4,934,000	(4,070,000)	3,756,667	4,620,667
Nathan Schultz	4,669,769	(1,500,000)	578,705	3,748,474

(a)	Represents the grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for 2025.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance Table. A reconciliation of the SCT totals to CAP to our PEOs calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K is shown below. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The adjustments to determine CAP are as follows:

PEO	Year End Fair Value of Equity Awards Granted in Covered Year and Outstanding at End of Year ($)	Change in Fair Value of Awards Granted in Prior Year from the End of the Prior Fiscal Years to the End of the Covered Year ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year ($)	Change in Fair Value from the End of the Prior Fiscal Year to the Vesting Date for Equity Awards Granted in Prior Fiscal Years ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Total Equity Adjustment ($)

Dan Rosensweig	3,883,000	(79,098)	—	(47,235)	—	3,756,667
Nathan Schultz	—	(82,898)	930,000	(147,788)	(120,609)	578,705

(3)	To calculate CAP to the non-PEO NEOs (as an average) the following adjustments were made to the applicable SCT Total compensation:

Summary Compensation Table Total for non-PEO NEOs ($)	Deductions from Summary Compensation Table Total(a) ($)	Total Adjustments ($)	Compensation Actually Paid to non-PEO NEOs ($)

3,466,297	(2,320,000)	1,490,721	2,637,018

(a)	Represents the grant date fair value of equity awards reported in the “Stock Awards" column in the Summary Compensation Table for 2025.
SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance Table. A reconciliation of the SCT totals to CAP to our non-PEO NEOs calculated in accordance with the SEC methodology for determining compensation actually paid under Item 402(v) of Regulation S-K is shown below. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The adjustments to determine CAP are as follows:

Year End Fair Value of Equity Awards Granted in Covered Year and Outstanding at End of Year ($)	Change in Fair Value of Awards Granted in Prior Year from the End of the Prior Fiscal Year to the End of the Covered Year ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year ($)	Change in Fair Value from the End if the Prior Fiscal Year to the Vesting Date for Equity Awards Granted in Prior Fiscal Years ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Equity Value Included in Compensation Actually Paid ($)

1,700,000	(2,196)	—	(207,083)	—	1,490,721

(4)
Total stockholder return is calculated based on a fixed investment in the common stock of Chegg, Inc. of one hundred dollars measured from the market close on December 31, 2022 through and including the end of each fiscal year reported in the table.

Chegg, Inc.	65	Proxy Statement for the 2026 Annual Meeting of Stockholders

PAY VERSUS PERFORMANCE DISCLOSURE
Relationship between CAP and TSR
The chart below reflects the relationship between the PEO and average non-PEO NEO CAP versus our TSR for the most recent three fiscal years.

Compensation Actually Paid ($ millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
Total Shareholder Return (TSR)
100
80
60
40
20
0
-20
($0.7)
$0.2
$45.0
$0.2
($0.7)
$6.4
$0.2
$4.6
$3.7
$3.7
$2.6
2023
2024
2025
PEO CAP ($M) - Rosensweig, Daniel
PEO CAP ($M) - Schultz, Nathan J
Avg Non-PEO NEO CAP ($M)
CHGG TSR

Relationship between CAP and GAAP Net (Loss) Income
The chart below reflects the relationship between the PEO and average non-PEO NEO CAP and our GAAP Net (Loss) Income.

$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
Compensation Actually Paid ($ millions)
$100
$0
$-100
$-200
$-300
$-400
$-500
$-600
$-700
$-800
$-900
GAAP Net Income ($ millions)
$18
($0.7)
$0.2
$0.2
($837)
($0.7)
$0.2
$4.6
($103)
$3.7
$2.6
2023
2024
2025
PEO CAP ($M) - Rosensweig, Daniel
PEO CAP ($M) - Schultz, Nathan J
Avg Non-PEO NEO CAP ($M)
GAAP Net Income

Chegg, Inc.	66	Proxy Statement for the 2026 Annual Meeting of Stockholders

Equity Plans

Equity Compensation Plan Information
The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans approved by security holders” in the table below consists of the 2005 Stock Incentive Plan (the “2005 Incentive Plan”), the 2013 Equity Incentive Plan (the “2013 Incentive Plan”), the 2023 Equity Incentive Plan, and the Amended and Restated 2013 Employee Stock Purchase Plan (the “A&R 2013 ESPP”). The category “Equity compensation plans not approved by security holders” in the table below consists of the 2023 Equity Inducement Plan (the “2023 Inducement Plan”). The table does not include information with respect to shares of our common stock subject to outstanding options or other equity awards granted under equity compensation plans or arrangements assumed by us in connection with our acquisition of the companies that originally granted those awards.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)(1)	(c)

Equity compensation plans approved by security holders	10,069,368(2)	—	8,802,705(3)
Equity compensation plans not approved by security holders(4)	29,815(5)	—	1,545,789(6)

(1)	The weighted average exercise price relates solely to outstanding stock option shares, if any, since shares subject to RSUs and PSUs have no exercise price.
(2)	Excludes purchase rights accruing under the A&R 2013 ESPP and includes 6,779,276 shares subject to outstanding RSUs, PSUs and options.
(3)
 Includes shares available for grant from the 2023 Equity Incentive Plan and A&R 2013 ESPP plan as of December 31, 2025. A maximum of 168,000 shares were subject to purchase rights under the ESPP Plan as of December 31, 2025.

(4)	On October 10, 2023, our Board of Directors approved the 2023 Inducement Plan pursuant to the Employment Inducement Award exception under the NYSE Listed Company Manual Section 303A.08.
(5)	Includes 29,815 shares subject to outstanding RSUs under the 2023 Inducement Plan after releases and forfeitures for the year.
(6)	Includes shares available for grant issuance from 2023 Inducement Plan as of December 31, 2025.

Chegg, Inc.	67	Proxy Statement for the 2026 Annual Meeting of Stockholders

Transactions with Related Parties, Founders and Control Persons

Since January 1, 2024, we have not been a party to any transaction or series of similar transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of the Company's total assets at year-end for both fiscal year 2025 and fiscal year 2024; and
•any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading "Executive Compensation."

Chegg, Inc.	68	Proxy Statement for the 2026 Annual Meeting of Stockholders

Report of the Audit Committee

The information contained in the following report of Chegg’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Chegg under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Chegg specifically incorporates it by reference.
The Audit Committee has reviewed and discussed with Chegg’s management and Deloitte & Touche LLP the audited consolidated financial statements of Chegg as of and for the year ended December 31, 2025, and the effectiveness of internal control over financial matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from Chegg.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Chegg’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.
SUBMITTED BY THE AUDIT COMMITTEE
Marcela Martin (Chair)
Renee Budig
Ted Schlein

Chegg, Inc.	69	Proxy Statement for the 2026 Annual Meeting of Stockholders

Additional Information

Stockholder Proposals to be Presented at the Next Annual Meeting
Chegg’s Bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of Stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Chegg, Inc., 2261 Market Street STE 46218 , San Francisco, CA 94114, Attn: Corporate Secretary.
To be timely for the 2027 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive office of Chegg not earlier than 5:00 p.m. Eastern Time on February 27, 2027 and not later than 5:00 p.m. Eastern Time on March 29, 2027. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at Chegg’s 2027 Annual Meeting of Stockholders must be received by us no later than December 29, 2026 in order to be considered for inclusion in Chegg’s proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
In addition to satisfying the foregoing requirements, in order to comply with the universal proxy rules, a stockholder who intends to solicit proxies in support of director nominees for election at the next annual meeting, other than Chegg's nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2027.
Delinquent Section 16(a) Reports
Section 16 of the Exchange Act requires Chegg’s directors, executive officers and any persons who own more than 10% of Chegg’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Chegg with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Chegg and written representations from the directors and executive officers, Chegg believes that all Section 16(a) filing requirements were timely met during 2025, except that one late Form 4 report was filed for each of Messrs. Schlein and Sarnoff and Mses. Budig, Levine and Martin related to the annual equity grants to non-employee directors, each of which was inadvertently late due to an oversight caused by personnel changes at Chegg.

Chegg, Inc.	70	Proxy Statement for the 2026 Annual Meeting of Stockholders

ADDITIONAL INFORMATION
Available Information
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website at https://investor.chegg.com and click on "SEC Filings" under the "Investor Relations" heading. Chegg will also make available without charge, upon written request, a copy of Chegg’s annual report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Chegg, Inc.
2261 Market Street STE 46218
San Francisco, CA 94114
Attn: Investor Relations
The Annual Report is also available at https://investor.chegg.com.
“Householding” - Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as Brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials, including the Notice, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of Brokers with account holders who are our stockholders will be “householding” our Annual Report and proxy materials, including the Notice. A single Notice and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your Broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Chegg will promptly deliver a separate copy of the Notice and, if applicable, Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, annual report and other proxy materials, you may write to Chegg’s Investor Relations department at 2261 Market Street STE 46218, San Francisco, CA 94114 , Attn: Investor Relations, or via email to ir@chegg.com.
Any stockholders who share the same address and currently receive multiple copies of Chegg’s Notice or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their Broker to request information about householding or Chegg’s Investor Relations department at the address listed above.

Chegg, Inc.	71	Proxy Statement for the 2026 Annual Meeting of Stockholders

Other Matters

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to our Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of the meeting. If other matters are properly brought before the meeting and presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.

Chegg, Inc.	72	Proxy Statement for the 2026 Annual Meeting of Stockholders

PRELIMINARY PROXY STATEMENT

Appendix A

PROPOSED AMENDMENT
TO THE
CHEGG, INC.
RESTATED CERTIFICATE OF INCORPORATION

The amendment would provide that Section 1 of Article IV of the Restated Certificate of Incorporation be amended and restated to read in its entirety as follows:

ARTICLE IV: AUTHORIZED STOCK

1. Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is 410,000,000 shares, consisting of two classes: 400,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, $0.001 par value per share.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each [ ] shares of the Common Stock issued and outstanding on the effective date of this Amendment will automatically be combined into one validly issued, fully paid and non-assessable share of Common Stock, without any action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). No certificates (or electronic equivalents thereof) representing fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will have the number of new shares to which they are entitled rounded down to the next whole number of shares. No stockholder will receive cash in lieu of fractional shares. Each certificate (or electronic equivalent thereof) that, prior to such combination, represented shares of Common Stock will thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented thereby shall have been combined, subject to the elimination of fractional share interests as described above.

Chegg, Inc.	A-1	Proxy Statement for the 2025 Annual Meeting of Stockholders

PRELIMINARY COPY - SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

CHEGG, INC.

June 12, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual Meeting of Stockholders, proxy statement, proxy card, and Annual Report on Form 10-K are available at www.astproxyportal.com/ast/18637

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333030300000000 0 061226

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR" the election of the directors in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY COPY - SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

CHEGG, INC.

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-201-299-4446** worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit edge.media-server.com/mmc/p/sdui8iii (password: chegg2026) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual Meeting of Stockholders, proxy statement, proxy card, and Annual Report on Form 10-K are available at www.astproxyportal.com/ast/18637

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333030300000000 0 061226

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of two Class I directors and one Class III director:

NOMINEES:	FOR	AGAINST	ABSTAIN
Renee Budig (Class III)	☐	☐	☐
Dan Rosensweig (Class I)	☐	☐	☐
Ted Schlein (Class I)	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR" the election of the directors in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY COPY - SUBJECT TO COMPLETION

0

CHEGG, INC.

Proxy for Annual Meeting of Stockholders on June 12, 2026, 9:00 a.m. Pacific Time

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints each of Dan Rosensweig and David Longo, as proxies with full power of substitution, to represent and vote, as designated on the reverse side of this ballot, all the shares of Common Stock of Chegg, Inc. (the "Company") held of record by the undersigned at the close of business on April 14, 2026, at the Annual Meeting of Stockholders to be held virtually at edge.media-server.com/mmc/p/sdui8iii (password: chegg2026) on June 12, 2026, at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for substitute nominee if any nominee is unable to serve or for good cause will not serve) and in their discretion on such other matters as may properly come before said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be signed on the reverse side)

1.1 14475